                                                                   EXHIBIT 10.61



                               LEASE  AGREEMENT



                                by and between



              WELLS REIT, LLC - VA I a limited liability company
                                 ("Landlord")



                                      and


                           ABB POWER GENERATION INC.
                                  ("Tenant")



                                     dated

                                 June 1, 1999



                                      for



                               Suite Number 400

                                  containing

                   80,000 square feet of Rentable Floor Area



                        Term:  Eighty Four (84) Months

                               TABLE OF CONTENTS

                                                                         Page
1.   Certain Definitions..........................................          1

2.   Lease of Premises............................................          2

3.   Term.........................................................          3

4.   Possession...................................................          3

5.   Rental Payments..............................................          3

6.   Base Rental..................................................          4

7.   Additional Rental............................................          4

8.   Operating Expenses...........................................          5

9.   Tenant Taxes; Rent Taxes.....................................          8

10.  Payments.....................................................          8

11.  Late Charges.................................................          8

12.  Use Rules....................................................          9

13.  Alterations..................................................          9

14.  Repairs......................................................         10

15.  Landlord's Right of Entry....................................         10

16.  Insurance....................................................         10

17.  Waiver of Subrogation........................................         11

18. Default.....................................................           12

19. Waiver of Breach............................................           15

20. Assignment and Subletting...................................           15

21. Destruction.................................................           16

22. Intentionally Omitted.......................................           17

23. Services by Landlord........................................           17

24. Attorneys' Fees and Homestead...............................           17

25. Time........................................................           17

26. Subordination, Attornment and Non-Disturbance...............           18

27. Estoppel Certificates.......................................           18

28. Cumulative Rights...........................................           19

29. Holding Over................................................           19

30. Surrender of Premises.......................................           19

31. Notices.....................................................           20

32. Damage or Theft of Personal Property........................           20

33. Eminent Domain..............................................           20

34. Parties.....................................................           21

35. Indemnification.............................................           22

36. Force Majeure...............................................           22

37. Landlord's Liability........................................           22

38. Landlord's Covenant of Quiet Enjoyment......................           22

39. Letter of Credit............................................           23

40. Hazardous Substances........................................           27

41. Submission of Lease.........................................           27

42. Severability................................................           27

43. Entire Agreement............................................           27

44. Headings....................................................           28

45. Broker......................................................           28

46. Governing Law...............................................           28

47. Special Stipulations........................................           28

48. Authority...................................................           28

Rules and Regulations

Exhibit "A"    -  Legal Description
Exhibit "B"    -  Floor Plan
Exhibit "C"    -  Supplemental Notice
Exhibit "D"    -  Construction Obligations
Exhibit "D-1"  -  Plans and Specifications
Exhibit "D-2"  -  Coordination of Layout Work by Landlord
Exhibit "D-3"  -  Materials Standards
Exhibit "E"    -  Building Standard Services
Exhibit "E-1"  -  Janitorial Specifications
Exhibit "F"    -  Special Stipulations
Exhibit "G"    -  Refusal Space
Exhibit "H"    -  Estimate

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT ("Lease"), is made and entered into this 1/st/ day of June 1999 by and between Landlord and Tenant.


                             W I T N E S S E T H:
                             - - - - - - - - - -


     1.   Certain Definitions.  For purposes of this Lease, the following terms
          -------------------
shall have the meanings hereinafter ascribed thereto:

          (a)  Landlord:  WELLS REIT, LLC - VA I

          (b)  Landlord's Address:

               c/o Wells Capital, Inc.
               3885 Holcomb Bridge Road
               Norcross, Georgia  30092

          (c)  Tenant:  ABB POWER GENERATION INC.

          (d)  Tenant's Address:

               Prior to the Rental Commencement Date:

                    5309 Commonwealth Centre Parkway
                    Midlothian, Virginia 23112

               On and after the Rental Commencement Date:

                    Suite 400
                    ____ Waterford Lake Drive
                    Midlothian, Virginia 23112


          (e)  Building Address:

               ____ Waterford Lake Drive
               Midlothian, Virginia 23112

          (f)  Suite Number:  400

          (g)  Rentable Floor Area of the Demised Premises:

               80,000 square feet (subject to the provisions of Article 1 and the Special Stipulations attached to this Lease)

          (h)  Rentable Floor Area of the Building:

               97,350 square feet

          (i)  Lease Term:  As set forth in Article 3.

          (j)  Base Rental Rate:

                                              RATE PER SQUARE FOOT
                                              OF RENTABLE FLOOR AREA
               LEASE YEAR                     OF DEMISED PREMISES
               ----------                     ------------------------

               FIRST YEAR                     $11.95/sq. ft. (subject to
                                              adjustment as set forth in Special
                                              Stipulation 10 of this Lease).
               SECOND YEAR AND
               EACH LEASE YEAR THEREAFTER     102.5% of the Base Rental Rate for
                                              the immediately preceding Lease
                                              Year

          (k) Rental Commencement Date: The later of (x) April 1, 2000, or (y) the earlier of (I) the date which is ten (10) days after Substantial Completion (as defined in Paragraph 1[i] of Exhibit "D" attached hereto) or
                                                 -----------
     (II) the date upon which Tenant takes possession and occupies any portion of the Demised Premises for business purposes.

          (l) Construction Allowance for Demised Premises: $20.00 per square foot of Rentable Floor Area of the Demised Premises as of December 31, 1999.

          (m)  Broker(s): Morton G. Thalhimer, Inc. and ADEVCO Realty Group,
     LLC.

     2.   Lease of Premises.  Landlord, in consideration of the covenants and
          -----------------
agreements to be performed by Tenant, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease from Landlord, certain premises (the "Demised Premises") in the building (hereinafter referred to as "Building") located or to be located on that certain tract of land (the "Land") more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof, which
-----------
Demised Premises comprise 80,000 square feet of Rentable Floor Area (subject to the provisions of Article 1 and the Special Stipulations attached to this Lease) and are outlined on the floor plans attached hereto as Exhibit "B" and by this
                                                       -----------
reference made a part hereof, with no easement for light, view or air included in the Demised Premises or being granted hereunder. The "Project" is comprised of the Building, the Land, the Building's parking facilities, any walkways, covered walkways or other means of access to the Building and the Building's parking facilities, all common areas, including any lobbies or plazas, and any other improvements or landscaping on the Land. For purposes of this Lease, "common areas" shall include any improvements, areas and facilities from time to time made available by Landlord, in Landlord's sole discretion, and upon such conditions as Landlord shall reasonably determine, for the non-exclusive, common and joint use or benefit of Landlord, Tenant and other tenants, occupants and users of the Project, and their respective employees, agents, subtenants, concessionaires, licensees, customers and invitees, or any of them. The common areas may include (not to be deemed a representation as to their availability), but are not limited to, sidewalks, parking areas, access roads, driveways, serviceways, tunnels, loading docks, and landscaped areas, together with all hallways, lobbies, corridors, elevators, entrances and exits, restrooms, stairways and other similar areas within the Building designated by Landlord, from time to time, for the general use of all of the occupants of the Building. For such period of time as Tenant has the right under this Lease to occupy the Demised Premises, Tenant shall have the nonexclusive right to use the common areas in common with Landlord, Tenant and other tenants, occupants and users of the Project, and their respective employees, agents, subtenants, concessionaires, licensees, customers and invitees. For purposes of this Lease, the Rentable Floor Area of the Demised Premises shall be the Rentable Area of the Demised Premises (and the Rentable Floor Area of the Building shall be the Rentable Area of the Building from time to time) as defined and determined in accordance with the

American National Standard Method of Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996 published by the Building Owners and Managers Association International and certified by Landlord's architect.

     3.   Term.  The term of this Lease ("Lease Term") shall commence on the
          ----
date first hereinabove set forth, and, unless sooner terminated as provided in this Lease, shall end on the expiration of the period designated in Article 1(i) above, which period shall commence on the Rental Commencement Date, unless the Rental Commencement Date shall be other than the first day of a calendar month, in which event such period shall commence on the first day of the calendar month following the month in which the Rental Commencement Date occurs. Promptly after the Rental Commencement Date Landlord shall send to Tenant a Supplemental Notice in the form of Exhibit "C" attached hereto and by this reference made a
               -----------
part hereof, specifying the Rental Commencement Date, the date of expiration of the Lease Term in accordance with Article 1(i) above and certain other matters as therein set forth.

     4.   Possession.  The obligations of Landlord and Tenant with respect to
          ----------
the Building and the initial leasehold improvements to the Demised Premises are set forth in Exhibit "D" attached hereto and by this reference made a part
             -----------
hereof. Within thirty (30) days after the Rental Commencement Date, Tenant shall have the right to prepare and provide to Landlord a list of incomplete or defective Punch List Items, all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense, and, for a period of one (1) year following the date Tenant takes possession of any portion of the Demised Premises, Tenant shall have the right to notify Landlord of its discovery of latent defects in the Demised Premises all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense. Except for such Punch List Items so specified by Tenant within said thirty (30) day period, and except for such latent defects specified by Tenant within such one (1) year period, the taking of possession by Tenant shall be deemed conclusively to establish that Landlord's construction obligations with respect to the Demised Premises have been completed in accordance with the plans and specifications approved by Landlord and Tenant and that the Demised Premises, to the extent of Landlord's construction obligations with respect thereto, are in good and satisfactory condition.

     5.   Rental Payments.
          ---------------

          (a) Commencing on the Rental Commencement Date, and continuing thereafter throughout the Lease Term, Tenant hereby agrees to pay all Rent due and payable under this Lease. As used in this Lease, the term "Rent" shall mean the Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental, and any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including without limitation any and all other sums that may become due by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant. Base Rental together with Tenant's Forecast Additional Rental shall be due and payable in twelve (12) equal installments on the first day of each calendar month, commencing on the Rental Commencement Date and continuing thereafter throughout the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time) monthly in advance. Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without demand, set-off or counterclaim except as expressly otherwise permitted by the terms of this Lease.

          (b) If the Rental Commencement Date is other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the installments of Base Rental and Tenant's Forecast Additional Rental for such month or months shall be prorated on a daily basis and the installment or installments so prorated shall be paid in advance. Also, if the Rental Commencement Date occurs on other than the first day of a calendar year, or if this Lease expires or is terminated on other than the last day of a calendar year, Tenant's Additional Rental shall be prorated for such commencement or termination year, as the case may be, by multiplying such Tenant's Additional Rental by a fraction, the numerator of which shall be the number of days of the Lease Term (from and after the Rental Commencement Date) during the commencement or expiration or termination year, as the case may be, and the denominator of which shall be 365, and the calculation described in Article 7 hereof shall be made as soon as possible after the expiration or termination of this Lease, Landlord and Tenant hereby agreeing that the provisions relating to said calculation shall survive the expiration or termination of this Lease.

     6.   Base Rental.  From and after the Rental Commencement Date Tenant shall
          -----------
pay to Landlord a base annual rental (herein called "Base Rental") for each Lease Year equal to the sum of (a) the Base Rental Rate set forth for such Lease Year in Article 1(j) above multiplied by the Rentable Floor Area of the Demised Premises set forth in Article 1(g) above, plus (b) the monthly payment, if any, calculated pursuant to Special Stipulation 9 with respect to the Additional Allowance. As used in this Lease, the term "Lease Year" shall mean the twelve month period commencing on the Rental Commencement Date, and each successive twelve month period thereafter during the Lease Term, except that if the Rental Commencement Date is not on the first day of a calendar month, the first Lease Year shall extend through the end of the twelfth month after the Rental Commencement Date.

     7.   Additional Rental.
          -----------------

          (a) For purposes of this Lease, "Tenant's Forecast Additional Rental" shall mean Landlord's reasonable estimate of Tenant's Additional Rental for the coming calendar year or portion thereof. If at any time it reasonably appears to Landlord that Tenant's Additional Rental for the current calendar year will vary from Landlord's estimate by more than ten percent (10%), Landlord shall have the right to revise, by notice to Tenant, its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate of Tenant's Additional Rental. Failure to make a revision contemplated by the immediately preceding sentence shall not prejudice Landlord's right to collect the full amount of Tenant's Additional Rental. Prior to the Rental Commencement Date and thereafter on or before November 1 of each calendar year during the Lease Term, including any extensions thereof, Landlord shall present to Tenant a statement of Tenant's Forecast Additional Rental for such calendar year; provided, however, that if such statement is not given on or before November 1 of any calendar year as aforesaid, Tenant shall continue to pay during the next ensuing calendar year on the basis of the amount of Tenant's Forecast Additional Rental payable during the calendar year just ended until the month after such statement is delivered to Tenant. For purposes of determining Tenant's Forecast Additional Rental the calendar year within which the Rental Commencement Date occurs, the estimated Operating Expenses for such calendar year shall be deemed to be $5.00 per square foot multiplied by the number of square feet of Rentable Floor Area of the Building.

          (b) For purposes of this Lease, "Tenant's Additional Rental" shall mean for each calendar year (or portion thereof) Tenant's Share of the Operating Expenses (as defined below) for such calendar year (or portion thereof). The "Tenant's Share" shall mean the fraction (which may be expressed as a percentage) determined by dividing the number of square feet of Rentable Floor Area of the Demised Premises by the number of square feet of Rentable Floor Area of the Building. The Tenant's Share shall be a adjusted to reflect any change in the Rentable Floor Area of the Demised Premises or Rentable Floor Area of the Building. In the event the Building is not fully occupied during any calendar year (or portion thereof), the Operating Expenses which are variable in nature shall be adjusted for the purposes of determining Tenant's Additional Rental to an amount that would have been incurred by Landlord for such calendar year (or portion thereof) if the Building had been fully occupied during such calendar year (or portion thereof). Landlord agrees that only Operating Expenses which would normally vary depending on the amount of space actually occupied in the Building, such as costs of utilities, supplies and janitorial services, shall be adjusted in this manner and that fixed expenses which are unrelated to occupancy levels shall not be so adjusted.

          (c) Within ninety (90) days after the end of the calendar year in which the Rental Commencement Date occurs and of each calendar year thereafter during the Lease Term, or as soon thereafter as practicable, Landlord shall provide Tenant a statement showing the Operating Expenses for said calendar year and a statement prepared by Landlord showing any adjustment to the Operating Expenses to reflect full occupancy of the Building during such calendar year, and comparing Tenant's Forecast Additional Rental with Tenant's Additional Rental. In the event Tenant's Forecast Additional Rental exceeds Tenant's Additional Rental for said calendar year, Landlord shall credit such amount against Rent next due hereunder or, if the Lease Term has expired or is about to expire, refund such excess to Tenant if Tenant is not in default under this Lease (in the instance of a default such excess shall be held as additional security for Tenant's performance, may be applied by Landlord to cure any such default, and shall not be refunded until any such default is cured). In the event that the Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty
     (30) days of receipt of the statement, an amount equal to such difference. The provisions of this Lease concerning the payment of Tenant's Additional Rental shall survive the expiration or earlier termination of this Lease.

          (d) Landlord's books and records pertaining to the calculation of Operating Expenses for any calendar year within the Lease Term may be audited by Tenant or its representatives at Tenant's expense, at any time within twenty four (24) months after the end of each such calendar year; provided that Tenant shall give Landlord not less than thirty (30) days' prior written notice of any such audit. Prior to the commencement of such audit, Tenant shall cause its authorized representative to agree in writing for the benefit of Landlord that such representative will keep the results of the audit confidential and that such representative will not disclose or divulge the results of such audit except to Tenant and Landlord and except in connection with any dispute between Landlord and Tenant relating to Operating Expenses. Such audit shall be conducted during reasonable business hours at Landlord's office where Landlord's books and records are maintained. Tenant shall cause a written audit report to be prepared by its authorized representative following any such audit and shall provide Landlord with a copy of such report promptly after receipt thereof by Tenant. If Landlord's calculation of Tenant's Additional Rental for the audited calendar year was incorrect, then Tenant shall be entitled to a prompt refund of any overpayment or Tenant shall promptly pay to Landlord the amount of any underpayment, as the case may be. Should such an audit indicate that the Operating Expenses (as adjusted as required under this Lease) have been overstated by more than five percent (5%), then Landlord shall be obligated to pay to Tenant the reasonable and substantiated cost of such audit.

     8.   Operating Expenses.
          ------------------

          (a) For the purposes of this Lease, "Operating Expenses" shall mean all expenses, costs and disbursements (but not specific costs billed to specific tenants of the Building) of every kind and nature, computed on the accrual basis, relating to or incurred or paid in connection with the ownership, management, operation, repair and maintenance of the Project, including but not limited to, the following:

               (1) wages, salaries and other costs of all on-site and off-site employees engaged in the operation, management, maintenance or access control of the Project, including taxes, insurance and benefits relating to such employees, allocated based upon the time such employees are engaged directly in providing such services;

               (2) the cost of all supplies, tools, equipment and materials used in the operation, management, maintenance and access control of the Project;

               (3) the cost of all utilities for the Project, including but not limited to the cost of electricity, gas, water, sewer services and power for heating, lighting, air conditioning and ventilating;

               (4) the cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to security service, window cleaning, elevator maintenance, HVAC maintenance, janitorial service, waste recycling service, landscaping maintenance and customary landscaping replacement;

               (5)  the cost of repairs and general maintenance of the Project;

               (6) amortization of the cost of acquisition and/or installation of capital investment items (including security equipment and energy management equipment), amortized over their respective useful lives, which are installed for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements, or maintaining the first-class nature of the Project;

               (7) the cost of casualty, rental loss, liability and other insurance applicable to the Project and Landlord's personal property used in connection therewith;

               (8) the cost of trash and garbage removal, vermin extermination, and snow, ice and debris removal;

               (9) the cost of legal and accounting services incurred by Landlord in connection with the management, maintenance, operation and repair of the Project, excluding the owner's or Landlord's general accounting and fund accounting, such as partnership statements and tax returns, and excluding services described in Article 8(b)(14) below;

               (10) all taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation (and the costs of contesting any of the same), including without limitation assessments under any declaration or private restrictive covenants applicable to the Project or shared costs under any easement agreement with respect to the operation, maintenance, repair and replacement of the storm water facilities in Waterford, and business license taxes and fees, excluding, however, taxes and assessments imposed on the personal property of the tenants of the Project, federal and state taxes on income, death taxes, franchise taxes, and any taxes (other than business license taxes and fees) imposed or measured on or by the income of Landlord from the operation of the Project; and it is agreed that Tenant will be responsible for ad valorem taxes on its personal property; and

               (11) a management fee in the amount of three and one half percent (3.5%) of the gross rental income from the Project.

          (b) For purposes of this Lease, and notwithstanding anything in any other provision of this Lease to the contrary, "Operating Expenses" shall not include the following:

               (1) the cost of any special build-out work or service performed for any tenant (including Tenant) at such tenant's cost;

               (2) the cost of installing, operating and maintaining any specialty service, such as a restaurant, cafeteria, retail store, sundry shop, newsstand, or concession;

               (3)  the cost of correcting defects in construction;

               (4) compensation paid to officers and executives of Landlord and employees above the grade of building superintendent;

               (5) the cost of any items for which Landlord is reimbursed by insurance (or which would have been reimbursed had Landlord maintained the insurance required by this Lease to be maintained by Landlord), condemnation or otherwise, except for costs reimbursed pursuant to provisions similar to Articles 7 and 8 hereof;

               (6) costs of alterations or additions made for the purpose of complying with any laws, rules or ordinances in effect prior to the date of this Lease;

               (7) costs of all services rendered to other tenants not rendered to the Tenant;

               (8) insurance premiums to the extent increased as a result of the activities of other tenants;

               (9) the cost of any additions, changes, replacements and other items which are made in order to prepare for a tenant's occupancy;

               (10) the cost of repairs incurred by reason of fire or other casualty;

               (11) insurance premiums to the extent Landlord may be directly reimbursed therefor, except for premiums reimbursed pursuant to provisions similar to Articles 7 and 8 hereof;

               (12) interest on debt or amortization payments on any mortgage or deed of trust and rental under any ground lease or other underlying lease;

               (13) any real estate brokerage commissions;

               (14) any advertising expenses incurred in connection with the marketing of any rentable space;

               (15) rental payments for base building equipment such as HVAC equipment and elevators;

               (16) any expenses for repairs or maintenance which are covered by warranties and service contracts, to the extent such maintenance and repairs are made at no cost to Landlord (Landlord agrees to use good faith efforts to enforce the no cost maintenance and repair provisions of such construction warranties and service contracts);

               (17) legal expenses arising out of the construction of the improvements on the Land or the enforcement of the provisions of any lease affecting the Land or Building, including without limitation this Lease;

               (18) costs or amounts paid to parties affiliated with Landlord or Landlord's managing agent to the extent such costs or amounts exceed the fair market value of the services or materials provided;

               (19) except as permitted under Article 8(a)(6), the costs of any repairs, alterations, additions, changes, replacements, or renovations which under generally accepted accounting practices are properly classified as capital expenses;

               (20) the cost (including without limitation overtime) of Landlord performing work that is expressly provided in this Lease to be borne by Landlord at Landlord's sole cost without inclusion as an Operating Expense;

               (21) any inheritance, gift, transfer, franchise, excise, net income or profit taxes or capital levies imposed upon Landlord; provided, however, that, if at any time during the Lease Term the methods of taxation prevailing at the commencement of the Lease Term are altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed, there shall be levied, assessed or imposed an income or other tax of whatever nature, then the same shall be included in the computation of Operating Expenses hereunder.

               (22) provided and on the condition that Tenant timely pays all sums due Landlord under this Lease, interest and penalties arising by Landlord's failure to timely pay Operating Expenses; and

               (23) charitable contributions.

Landlord agrees that so long as Tenant occupies at least fifty percent of the Rentable Floor Area of the Building, and provided and on the condition that no event of default has occurred under this Lease which has not been waived by Landlord, Landlord will provide an on site combination day porter and maintenance person for not less than six hours per day, Monday through Friday (except Holidays, as defined on Exhibit "E" hereto). The costs associated with
                                -----------
such day porter and maintenance person shall be included within Operating Expenses. Upon the written request of Tenant with respect to a specific service contract, Landlord will competitively bid such service contract upon the expiration of the existing contract. Landlord will review on an annual basis the assessed valuation of the Land and Building, and where Landlord deems appropriate, Landlord will appeal the assessed valuation of the Land and Building.

     9.   Tenant Taxes; Rent Taxes.  Tenant shall pay promptly when due all
          ------------------------
taxes directly or indirectly imposed or assessed upon Tenant's gross sales, business operations, machinery, equipment, trade fixtures and other personal property or assets, whether such taxes are assessed against Tenant, Landlord or the Building. In the event that such taxes are imposed or assessed against Landlord or the Building, Landlord shall furnish Tenant with all applicable tax bills, public charges and other assessments or impositions and Tenant shall forthwith pay the same either directly to the taxing authority or, at Landlord's option, to Landlord. In addition, in the event there is imposed at any time a tax upon and/or measured by the rental payable by Tenant under this Lease, whether by way of a sales or use tax or otherwise, Tenant shall be responsible for the payment of such tax and shall pay the same on or prior to the due date thereof; provided, however, that the foregoing shall not include any inheritance, estate, succession, transfer, gift or income tax imposed on or payable by Landlord.

     10.  Payments.  All payments of Rent and other payments to be made to
          --------
Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall be mailed or delivered to Landlord's Address designated in Article 1(b) above or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by no later than the due date for such payment. Tenant agrees to pay to Landlord Fifty Dollars ($50.00) for each check presented to Landlord in payment of any obligation of Tenant which is not paid by the bank on which it is drawn, together with interest from and after the due date for such payment at the rate of eighteen percent (18%) per annum on the amount due.

     11.  Late Charges.  Any Rent or other amounts payable to Landlord under
          ------------
this Lease, if not paid by the fifth day of the month for which such Rent is due, or by the due date specified on any invoices from Landlord for any other amounts payable hereunder, shall incur a late charge of Fifty Dollars ($50.00) for Landlord's administrative expense in processing such delinquent payment and in addition thereto shall bear interest at the rate of eighteen percent (18%) per annum from and after the due date for such payment. In no event shall the rate of interest payable on any late payment exceed the legal limits for such interest enforceable under applicable law.

     12.  Use Rules.  The Demised Premises shall be used for executive, general
          ---------
administrative, office space and other similar purposes and no other purposes and in accordance with all applicable laws, ordinances, rules and regulations of governmental authorities, all private restrictive covenants applicable to the Project, all nationally recognized industry standards applicable to such uses and the Rules and Regulations attached hereto and made a part hereof. Tenant covenants and agrees to abide by the Rules and Regulations in all respects as now set forth and attached hereto or as hereafter promulgated by Landlord. Landlord shall have the right at all times during the Lease Term to publish and promulgate and thereafter enforce such rules and regulations or changes in the existing Rules and Regulations as it may reasonably deem necessary to protect the tenantability, safety, operation, and welfare of the Demised Premises and the Project. Landlord shall enforce the Rules and Regulations in a nondiscriminatory manner.

     13.  Alterations.  Except for any initial improvement of the Demised
          -----------
Premises pursuant to Exhibit "D", which shall be governed by the provisions of
                     -----------
said Exhibit "D", and except for "Permitted Alterations" (as hereinafter
     -----------
defined), Tenant shall not make, suffer or permit to be made any alterations, additions or improvements to or of the Demised Premises or any part thereof, or attach any fixtures or equipment thereto, (collectively, an "Alteration") without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Except for Tenant's trade fixtures and personal property which are readily removable, all such alterations, additions and improvements shall become Landlord's property at the expiration or earlier termination of the Lease Term and shall remain on the Demised Premises without compensation to Tenant unless Landlord elects by notice to Tenant at the time of granting consent (or, with respect to Permitted Alterations, unless Landlord elects by notice to Tenant within thirty days after Tenant's request for such election by Landlord for the applicable Permitted Alterations; provided, however, that if such request is not made by Tenant within 30 days after completion of the applicable Permitted Alteration, Landlord may elect by notice to Tenant at any time thereafter) to have Tenant remove such alterations, additions and improvements, in which event, notwithstanding any contrary provisions respecting such alterations, additions and improvements contained in Article 30 hereof, Tenant shall promptly restore, at its sole cost and expense, the Demised Premises to its condition prior to the installation of such alterations, additions and improvements, normal wear and tear excepted. The following alterations are referred to as "Permitted Alterations": any Alteration or related series of Alterations if such Alteration or related series of
Alterations:

          (i)    are nonstructural;

          (ii) do not cause any violation of and do not require any change in any certificate of occupancy applicable to the Building;

          (iii) do not cause any change in the outside appearance of the Building, do not weaken or impair the structure of the Building and do not materially reduce the value of the Demised Premises or the Building or the Property;

          (iii)  do not affect the proper functioning of the Building equipment;

          (iv)   do not cost in excess of $50,000.00.

Tenant shall give Landlord prior notice of any Permitted Alteration, and upon completion of any Permitted Alteration (other than decorations), Tenant shall deliver to Landlord three (3) copies of the "as-built" plans for such Permitted Alteration.

     14.  Repairs.
          -------

          (a) Landlord shall maintain in good order and repair, subject to normal wear and tear and subject to casualty and condemnation, the Building (including without limitation the roof, foundation, basement, structural portions of interior and exterior structural walls, but excluding the Demised Premises and other portions of the Building leased to other tenants), the mechanical, electrical and plumbing systems within the Building [exclusive of supplemental HVAC, mechanical, electrical or plumbing installations made by Tenant (such as, but not limited to, Liebert units and private restrooms), which shall be maintained by Tenant], the Building parking facilities, the common areas and the landscaped areas. Notwithstanding the foregoing obligation, the cost of any repairs or maintenance to the foregoing necessitated by the intentional acts or negligence of Tenant or its agents, contractors, employees, licensees, subtenants or assigns, shall be borne solely by Tenant and shall be deemed Rent hereunder and shall be reimbursed by Tenant to Landlord upon demand. Except as expressly set forth above in this Article 14(a), Landlord shall not be required to make any repairs or improvements to the Demised Premises except for any initial improvements to the Demised Premises pursuant to the provisions of Exhibit "D" and except structural repairs necessary for
                   -----------
     safety and tenantability and except for the correction of punchlist items and latent defects pursuant to the provisions of Article 4 hereof.

          (b) Tenant covenants and agrees that it will take good care of the Demised Premises and all alterations, additions and improvements thereto and will keep and maintain the same in good condition and repair, except for normal wear and tear, damage by fire or other casualty, and repairs which are the responsibility of Landlord. Tenant shall promptly report, in writing, to Landlord any defective or dangerous condition known to Tenant. Except for Tenant's rights as set forth in Article 18(e), to the fullest extent permitted by law, Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Demised Premises as may be provided by any law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof, except as specifically and expressly herein set forth.

     15.  Landlord's Right of Entry.  Landlord shall retain duplicate keys to
          -------------------------
all doors of the Demised Premises and Landlord and its agents, employees and independent contractors shall have the right to enter the Demised Premises at reasonable hours to inspect and examine same, to make repairs, additions, alterations, and improvements, to exhibit the Demised Premises to mortgagees, prospective mortgagees, purchasers or tenants, and to inspect the Demised Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder; provided, however, that Landlord shall, except in case of emergency, have the right to enter only with the prior knowledge of Tenant and such entry shall be during Tenant's normal business hours (unless Tenant otherwise consents to entry during other hours, which consent Tenant agrees not to unreasonably withhold or delay). Landlord shall be allowed to take into and through the Demised Premises any and all materials that may be required to make such repairs, additions, alterations or improvements. During such time as such work is being carried on in or about the Demised Premises, the Rent provided herein shall not abate, and Tenant waives any claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any part thereof; provided and on the condition that Landlord shall use all reasonable and diligent efforts to minimize the disruption of Tenant's business and to protect Tenant's property during such times.

     16.  Insurance.
          ---------

          (a) Tenant shall either self insure or procure at its expense and maintain throughout the Lease Term a policy or policies of all-risk insurance insuring the full replacement cost of its furniture, equipment, supplies, and other property owned, leased, held or possessed by it and contained in the Demised Premises. Tenant shall also shall procure at its expense and maintain throughout the Lease Term a policy or policies of worker's compensation insurance as required by applicable law. Tenant shall also procure at its expense and maintain throughout the Lease

     Term a policy or policies of insurance, insuring Tenant, Landlord, Landlord's managing agent and Landlord's mortgagee, if any, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done by Tenant or Tenant's contractors on the Demised Premises, or arising out of the condition, use, or occupancy of the Demised Premises, or in any way occasioned by or arising out of the activities of Tenant, its agents, contractors or employees in the Demised Premises, or other portions of the Building or the Project, and of Tenant's guests and licensees while they are in the Demised Premises, the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000) for each occurrence. Such insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in this Lease. All insurance policies procured and maintained by Tenant pursuant to this
     Article 16 shall name Landlord and any additional parties designated by Landlord as additional insured, shall be carried with companies licensed to do business in the Commonwealth of Virginia having a rating from Best's Insurance Reports of not less than A-/X, and shall be non-cancelable and not subject to material change except after at least twenty (20) days' written notice to Landlord. Duly executed certificates of insurance with respect to such policies shall be delivered to Landlord prior to the date Tenant enters the Demised Premises for the installation of its improvements, trade fixtures or furniture, and certificates evidencing renewals of such policies shall be delivered to Landlord at least thirty
     (30) days prior to the expiration of each respective policy term.

          (b) Landlord shall procure at its expense (but with the expense to be included in Operating Expenses as provided in Article 8[a] hereof) and shall thereafter maintain throughout the Lease Term a policy or policies of all-risk (including rent loss coverage) real and personal property insurance with respect to the Building (including the leasehold improvements to the Demised Premises), insuring against loss or damage by fire and such other risks as are from time to time included in a standard form of all-risk policy of insurance available in the Commonwealth of Virginia. Said Building and improvements to the Demised Premises shall be insured for the benefit of Landlord in an amount not less than the full replacement costs thereof as determined from time to time by the insurance company (and such insurance may provide for a reasonable deductible). Landlord shall also procure at its expense (but with the expense to be included in Operating Expenses as provided in Article 8[a] hereof) and shall thereafter maintain throughout the Lease Term a policy or policies of commercial general liability insurance insuring against the liability of Landlord arising out of the maintenance, use and occupancy of the Project, with limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000.00) for each occurrence. Such insurance required herein shall be issued by an insurance company licensed to do business in the Commonwealth of Virginia. Any insurance required to be carried by Landlord hereunder may be carried under blanket policies covering other properties of Landlord and/or its partners and/or their respective related or affiliated corporations so long as such blanket policies provide insurance at all times for the Project as required by this Lease. Upon reasonable request from Tenant, Landlord will provide a certificate of insurance evidencing the maintenance of the insurance required herein.

     17.  Waiver of Subrogation.  Landlord and Tenant shall each have included
          ---------------------
in all policies of fire, extended coverage, business interruption and loss of rents insurance respectively obtained by them covering the Demised Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

     18.  Default.
          -------

          (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Rent or any other charge or assessment against Tenant pursuant to the terms hereof within five (5) days after receipt by Tenant of notice in writing from Landlord; provided, however, such notice and such grace period shall be required to be provided by Landlord and shall be accorded Tenant if necessary, only two times during any consecutive twelve month period of the Lease Term, and in the event of default shall be deemed to have immediately occurred upon the third failure by Tenant to make a timely payment as aforesaid within any consecutive twelve (12) month period of the Lease Term, it being intended by the parties hereto that such notice and such grace period shall protect against infrequent unforeseen clerical errors beyond the control of Tenant, and shall not protect against Tenant's lack of diligence of planning in connection with its obligation to make timely payment of rent and other amounts due hereunder; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within thirty
     (30) days after notice thereof to Tenant provided, however, in the case of a failure or breach which is capable of being remedied by Tenant but which cannot with due diligence be remedied by Tenant within a period of thirty
     (30) days, if Tenant proceeds as promptly as may be reasonably possible after the service of such notice and with all due diligence to remedy the failure or breach and thereafter to prosecute the remedying of such failure or breach with all due diligence, Tenant shall have an additional period of time, not to exceed ninety (90) days (for a total of one hundred twenty
     (120) days from the service of such notice), in which to effect such cure;
     (iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding; (iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed or discharged within sixty (60) days after the commencement thereof; (v) a receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease; (vi) Tenant shall fail to take possession of the Demised Premises as provided in this Lease; (vii) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or the Project and such lien is not removed or discharged by bond or otherwise (or by the posting of such security with Landlord as Landlord shall determine, in Landlord's sole discretion) within thirty (30) days after the filing thereof; (viii) Tenant shall fail to return a properly executed instrument to Landlord in accordance with the provisions of
     Article 26 hereof within the time period provided for such return following Landlord's request for same as provided in Article 26; (ix) Tenant shall fail to return a properly executed estoppel certificate to Landlord in accordance with the provisions of Article 27 hereof within the time period provided for such return following Landlord's request for same as provided in Article 27; or (x) Tenant shall fail, for any reason whatsoever, to maintain the Original Letter of Credit or any Replacement Letter of Credit (as those terms are defined in Article 39 hereof) in full force and effect at all times during the Security Period (as that term is defined in Article 39 hereof).

          (b) Upon the occurrence of any of the aforesaid events of default [Landlord and Tenant acknowledging that certain events of default as defined in Article 18(a) cannot occur without the written notice from Landlord expressly provided for with respect to such events of default in
     Article 18(a)], Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever: (i) terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof without being liable for prosecution or any claim of damages therefor; Tenant hereby agreeing to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise; (ii) terminate Tenant's right of possession (but not this Lease) and enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, by entry, dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution or any claim of damages therefor and, if Landlord so elects, make such alterations, redecorations and repairs as, in Landlord's judgment, may be necessary to relet the Demised Premises, and Landlord may, but shall be under no obligation to do so, relet the Demised Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms as Landlord may reasonably deem advisable, with or without advertisement, and by private negotiations, and receive the rent therefor, Tenant hereby agreeing to pay to Landlord the deficiency, if any, between all Rent reserved hereunder and the total rental applicable to the Lease Term hereof obtained by Landlord re-letting, and Tenant shall be liable for Landlord's expenses in redecorating and restoring the Demised Premises and all costs incident to such re-letting, including broker's commissions and lease assumptions, and in no event shall Tenant be entitled to any rentals received by Landlord in excess of the amounts due by Tenant hereunder; or
     (iii) enter upon the Demised Premises without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys' fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, , except for damage to property or injury to persons to the extent caused by the gross negligence or willful misconduct of Landlord. If Landlord shall reenter the Demised Premises and take possession from Tenant without terminating this Lease, provided that Tenant has vacated the Demised Premises and is not contesting Landlord's right to the possession of the Demised Premises, Landlord will use reasonable efforts to relet the Demised Premises and thereby mitigate the damages which Landlord shall incur. Tenant hereby agrees that Landlord's agreement to use reasonable efforts to relet the Demised Premises in order to mitigate Landlord's damages shall not be deemed to impose upon Landlord any obligation to relet the Demised Premises (i) for any purpose other than use permitted under this Lease or (ii) to any tenant who is not financially capable of performing the duties and obligations imposed upon Tenant under this Lease with respect to the portion of the Demised Premises leased by such tenant, or (iii) to prefer the Demised Premises over any other space available in the Building. If this Lease is terminated by Landlord as a result of the occurrence of an event of default, Landlord may declare to be due and payable immediately, the present value (calculated with a discount factor of eight percent [8%] per annum) of the difference between (x) the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would become due and payable during the remainder of the Lease Term determined as though this Lease had not been terminated (including, but not limited to, increases in Rent pursuant to this Lease), and (y) the then fair market rental value of the Demised Premises for the remainder of the Lease Term. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other charges and assessments theretofore due, at Landlord's address as provided herein, it being agreed that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).

          (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. No reentry or taking possession of the Demised Premises by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or an election by Landlord to terminate this Lease unless written notice of such intention is given to Tenant. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Demised Premises by Landlord as above provided, allowance shall be made for the expense of repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, the reasonable fees of Landlord's third party attorneys as provided in Article 24 hereof.

          (d) The abandonment or vacation of the Demised Premises shall not be an event of default by Tenant under this Lease, but in the event Tenant shall abandon or vacate the Demised Premises for more than ninety (90) days, unless due to a casualty, condemnation or remodeling (which remodeling is being diligently prosecuted), Landlord may, at any time while such abandonment or vacation of the Demised Premises is continuing, notify Tenant of Landlord's election to terminate this Lease, in which event this Lease shall terminate on the date so selected by Landlord in Landlord's written election to terminate this Lease, and on the date so set forth in Landlord's written election, this Lease shall terminate and come to an end as though the date selected by Landlord were the last day of the natural expiration of the Lease Term; provided, however, that no such termination shall affect or limit any obligations or liabilities of Tenant arising or accruing under this Lease prior to the effective date of any such termination; and provided further that Tenant may rescind Landlord's election by (i) notifying Landlord in writing, within ten (10) days after receipt of Landlord's written election to terminate this Lease, that Tenant will reoccupy the Demised Premises for business purposes and (ii) in fact, so reoccupying the Demised Premises for business purposes within sixty (60) days thereafter.

          (e) If Landlord shall default in the performance of any of its obligations under this Lease in a way which materially affects the use or tenantability of the Demised Premises (including but not limited to a failure to cure Punch List Items or latent defects within the applicable time periods set forth in Article 4 of this Lease), and such default shall continue for thirty (30) days after notice from Tenant specifying Landlord's default (except that if such default cannot be cured within said thirty [30] day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the thirty [30] day and proceeds diligently thereafter to effect such cure and completes such cure as promptly as reasonably possible under all the circumstances), Tenant may, without prejudice to any of its other rights under this Lease, correct or cure such default by Landlord and invoice Landlord the cost and expenses incurred by Tenant therefor, and Landlord shall reimburse Tenant within thirty (30) days following receipt of such invoice. If Landlord shall fail to reimburse Tenant for such cost and expenses within such thirty (30) day period, Tenant shall have the right to deduct such cost and expenses from Base Rental thereafter due hereunder, provided, however, that in the event Landlord notifies Tenant that it disputes the existence of any such default, during the pendency of such dispute, Tenant may pay the amount in dispute to an independent escrow agent of its choice to be held by the agent pending resolution of the dispute. Tenant shall not be deemed to be in default hereunder by reason of such payment until the dispute is resolved in favor of Landlord and Tenant fails to cause the agent to pay the amount determined to be payable to Landlord within ten (10) days after Tenant is notified of the determination. Tenant and Landlord shall negotiate in good faith to resolve the dispute by agreement.

     19.  Waiver of Breach.  No waiver of any breach of the covenants,
          ----------------
warranties, agreements, provisions, or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred.

     20.  Assignment and Subletting.  Tenant shall not, without the prior
          -------------------------
written consent of Landlord, assign this Lease or any interest herein or in the Demised Premises, or mortgage, pledge, encumber, hypothecate or otherwise transfer or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises by any party other than Tenant. Consent to one or more such transfers or subleases shall not destroy or waive this provision, and all subsequent transfers and subleases shall likewise be made only upon obtaining the prior written consent of Landlord. Without limiting the foregoing prohibition, in no event shall Tenant assign this Lease or any interest herein, whether directly, indirectly or by operating of law, or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises or any part thereof by any party (i) if the proposed assignee or subtenant is a party who would (or whose use would) detract from the character of the Building as a first-class building, such as, without limitation, a dental, medical or chiropractic office or a governmental office, (ii) if the proposed use of the Demised Premises shall involve an occupancy rate of more than one (1) person per 160 square feet of Rentable Floor Area within the Demised Premises, (iii) if the proposed assignment or subletting shall be to a governmental subdivision or agency or any person or entity who enjoys diplomatic or sovereign immunity, (iv) if Tenant is then occupying 50% or less of the Building, if such proposed assignee or subtenant is an existing tenant of the Building, or (v) if such proposed assignment, subletting or use would contravene any restrictive covenant (including any exclusive use) granted to any other tenant of the Building. Notwithstanding the foregoing prohibition, Tenant shall have the right, without the consent of Landlord but with prior notice to Landlord, to assign this Lease or sublet the entire Premises to an entity which is more than fifty percent (50%) owned, directly or indirectly, by Tenant, or to an entity which directly or indirectly owns more than fifty percent (50%) of Tenant, or to an entity which is more than fifty percent (50%) owned, directly or indirectly, by an entity which itself owns, directly or indirectly, more than fifty percent (50%) of Tenant. No assignment of this Lease or subletting of the Demised Premises shall relieve Tenant of any liability arising under this Lease; provided, however, that if (1) this Lease is assigned, and (2) the assignee Tenant (a) has a net worth equal to or greater than $12,000,000.00 determined in accordance with generally accepted accounting principles determined as of the date of the assignment and for the two (2) fiscal years of assignee immediately prior thereto and evidence thereof reasonably satisfactory to Landlord is delivered to Landlord within thirty (30) days following such assignment, (b) provides the Letter of Credit required in accordance with Article 39 of this Lease, (c) assumes in writing, in favor of Landlord, all obligations of Tenant first arising under this Lease subsequent to such assignment, and (d) notifies Landlord of such assignment within thirty (30) days after the effective date thereof, including with such notice the written assumption identified in (c) above, then, in such event, the assignor Tenant shall have no liability for the obligations of Tenant first arising hereunder subsequent to such assignment. Sublessees or transferees of the Demised Premises for the balance of the Lease Term shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant (or any guarantor of Tenant's obligations hereunder) of any liability therefor, and Tenant shall remain obligated for all liability to Landlord arising under this Lease during the entire remaining Lease Term including any extensions thereof, whether or not authorized herein. If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in the Tenant shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest in the capital stock of Tenant, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. Landlord hereby consents to (i) the assignment of this Lease to a joint venture (the "Joint Venture") between Tenant and ALSTOM, and (ii) the subletting of portions of the Demised Premises to business entities which control, are controlled by, or are under common control with Tenant (or if and when the Lease is assigned to the Joint

Venture, to business entitles which control, are controlled by, or are under common control with ABB Power Generation Inc., ALSTOM or the Joint Venture), provided and on the condition that at all times thereafter such business entities control, are controlled by, or are under common control with Tenant, ABB Power Generation Inc., ALSTOM or the Joint Venture, as the case may be. Landlord may, as a prior condition to considering any request for consent to an assignment or sublease (when Landlord's consent is required), require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee. In the event Landlord consents to an assignment or sublease, Tenant shall pay to Landlord a fee to cover Landlord's reasonable accounting costs plus any legal fees incurred by Landlord as a result of the assignment or sublease. Any consideration, in excess of the Rent and other charges and sums due and payable by Tenant under this Lease, paid to Tenant by any assignee of this Lease for its assignment, or by any sublessee under or in connection with its sublease (when Landlord's consent is required), or otherwise paid to Tenant by another party for use and occupancy of the Demised Premises or any portion thereof, shall be retained by Tenant and Landlord shall have no right or claim thereto as against Tenant. No assignment of this Lease consented to by Landlord shall be effective unless and until Landlord shall receive an original assignment and assumption agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and Tenant's proposed assignee, whereby the assignee assumes due performance of this Lease to be done and performed for the balance of the then remaining Lease Term of this Lease. No subletting of the Demised Premises, or any part thereof, shall be effective unless and until there shall have been delivered to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and the proposed sublessee, whereby the sublessee acknowledges the right of Landlord to continue or terminate any sublease, in Landlord's sole discretion, upon termination of this Lease, and such sublessee agrees to recognize and attorn to Landlord in the event that Landlord elects under such circumstances to continue such sublease.

     21.  Destruction.
          -----------

          (a) If the Demised Premises are damaged by fire or other casualty, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of the Landlord, unless this Lease is terminated as provided in this Article 21, and during the period required for restoration, a just and proportionate part of Base Rental, Operating Expenses and Additional Rent shall be abated until the Demised Premises are repaired or rebuilt.

          (b) If the Demised Premises are damaged or destroyed by fire or other casualty, Landlord shall give Tenant written notice (the "Repair Notice") within thirty (30) days after the date of the casualty specifying Landlord's reasonable estimate of the time period to complete the repairs of such damage or destruction. If the Demised Premises are (i) damaged to such an extent that repairs cannot, in Landlord's good faith judgment, be completed within one hundred fifty (150) days after the date of the casualty or (ii) damaged or destroyed as a result of a risk which is not insured under standard fire insurance policies with extended coverage endorsement, or (iii) damaged or destroyed during the last six (6) months of the Lease Term, or if the Building is damaged in whole or in part (whether or not the Demised Premises are damaged), to such an extent that the Building cannot, in Landlord's judgment, be operated economically as an integral unit, then and in any such event Landlord may at its option terminate this Lease by notice in writing to the Tenant within sixty (60) days after the date of such occurrence. If the Demised Premises are damaged to such an extent that repairs cannot, in Landlord's good faith judgment, be completed within one hundred fifty (150) days after the date of the casualty or if the Demised Premises are substantially damaged during the last six (6) months of the Lease Term, then in either such event Tenant may elect to terminate this Lease by notice in writing to Landlord within ten (10) days after the date of the Repair Notice. Unless Landlord or Tenant elects to terminate this Lease as hereinabove provided, this Lease will remain in full force and effect and Landlord shall repair such damage at its expense to the extent required under this Article as expeditiously
     as possible under the circumstances.   If Landlord, subject to force
     majeure and subject to delays caused by Tenant, does not restore the Premises as required in this Article 21(b) within the time period herein set forth, Tenant may terminate this Lease at any time thereafter [and Rent shall be accounted for as of the date of termination (as of the date of the fire or other casualty with respect to the damaged portion)], prior to the date such restoration is substantially completed, provided (i) Tenant gives Landlord not less than thirty (30) days prior written notice, and (ii) Landlord does not complete the restoration during such thirty (30) day period.

          (c)  If Landlord should elect or be obligated pursuant to subparagraph
     (a) above to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to the original Building and the leasehold improvements in the Demised Premises and shall not extend to any furniture, equipment, supplies or other personal property owned or leased by Tenant, its employees, contractors, invitees or licensees. If the cost of performing such repairs exceeds the actual proceeds of insurance paid or payable to Landlord (or which would have been payable to Landlord had Landlord maintained the insurance required by this Lease to be maintained by Landlord) on account of such casualty), or if Landlord's mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a casualty loss be paid to it, Landlord may terminate this Lease unless Tenant, within thirty (30) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available to Landlord for such purpose. If Landlord should elect or be obligated pursuant to subparagraph (a) above to repair or rebuild because of any damage or destruction, Landlord shall make available to Tenant on an "as-is" basis (and solely for the time period from the date of the casualty to the date the repairs have been completed, whereupon the term with respect to such temporary space shall be deemed to terminate) any vacant space in the Building which is suitable and available for immediate occupancy and is reasonably expected to remain so available until such time as the repairs to the Demised Premises have been completed (and Landlord shall have no obligation to perform or install tenant improvements or otherwise finish such space), and Tenant shall pay Landlord the same Base Rental and other charges with respect to such temporary space on a square foot basis as Tenant would then be required under this Lease to pay with respect to such temporary space were such space part of the Demised Premises, and the terms and provisions of this Lease [excluding, however, the construction obligations of Landlord and the obligations with respect to the Construction Allowance, Additional Allowance, and reimbursement for costs of Plans and Specifications] shall apply to such space as if such space were part of the Demised Premises.

          (d) In no event shall Landlord be liable for any loss or damage sustained by Tenant by reason of casualties mentioned hereinabove or any other accidental casualty.

     22.  Intentionally Omitted.
          ---------------------

     23.  Services by Landlord.  Landlord shall provide the Building Standard
          --------------------
Services described on Exhibit "E" attached hereto and by reference made a part
                      -----------
hereof.

     24.  Attorneys' Fees and Homestead.  In the event Landlord or Tenant
          -----------------------------
defaults in the performance of any of the terms, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Demised Premises, in the hands of an attorney, or files suit upon the same, and should such non-defaulting party prevail in such suit, the defaulting party, to the extent permitted by applicable law, agrees to pay the non-defaulting party all reasonable attorney's fees actually incurred by the non-defaulting party. Tenant waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this Lease, and assigns to Landlord its homestead and exemptions to the extent necessary to secure payment and performance of its covenants and agreements hereunder.

     25.  Time.  Time is of the essence of this Lease and whenever a certain day
          ----
is stated for payment or performance of any obligation of Tenant or Landlord, the same enters into and becomes a part of the consideration hereof.

     26.  Subordination, Attornment and Non-Disturbance.
          ---------------------------------------------

          (a)  Existing Security Deeds or Underlying Leases. Landlord represents
               --------------------------------------------
     and warrants to Tenant that (i) as of the date of this Lease, Landlord owns or has a valid contract to acquire fee simple title to the Land, and (ii) as of the later of the date of this Lease or the date Landlord acquires fee simple title to the Land, the Land is (or will be) free and clear of any mortgages, deeds to secure debt, deeds of trust or other such financing instruments (each a "Security Deed") or any ground or underlying leases.

          (b)  Subordination.  Tenant agrees that within ten (10) business days
               -------------
     after receipt of a written request from the Landlord, from the holder or proposed holder of any Security Deed or from the lessor or proposed lessor under any underlying lease, Tenant shall execute a subordination, non-disturbance and attornment agreement ("non-disturbance agreement") subordinating this Lease to the interest of such holder or lessor and their respective heirs, successors and assigns. The holder of any such Security Deed or the lessor under any such underlying lease shall agree in such nondisturbance agreement that, so long as Tenant complies with all of the terms and conditions of this Lease and is not in default hereunder beyond the period of cure of such default as provided herein, such holder or lessor or any person or entity acquiring the interest of the Landlord under this Lease as a result of the enforcement of such Security Deed or lease or deed in lieu thereof (the "Successor Landlord") shall not take any action to disturb Tenant's possession of the Demised Premises during the remainder of the Lease Term and any extension or renewal thereof and the Successor Landlord shall recognize all of Tenant's rights under this Lease, despite any foreclosure, lease termination or other action by such holder or lessor, including, without limitation, the taking of possession of the Demised Premises or any portion thereof by the Successor Landlord or the exercise of any assignment of rents by the holder or lessor. In any such non-disturbance agreement, Tenant shall agree to give the holder of the Security Deed (or, in the case of an underlying lease, the lessor thereunder) notice of defaults by Landlord hereunder (but only to the address previously supplied to Tenant in writing) at the same time as such notice is given to Landlord and time periods to cure such defaults which are the same as those granted to Landlord hereunder (which time period shall run from and after such notice is given to such holder or lessor), and Tenant shall further agree that any Successor Landlord shall not be personally liable for any accrued obligation of the former landlord, or for any act or omission of the former landlord, whether prior to or after such enforcement proceedings, nor be subject to any counterclaims which shall have accrued to Tenant against the former landlord prior to the date upon which such Successor Landlord shall become the owner of the Demised Premises. Such non-disturbance agreement shall also provide for the attornment by Tenant to the Successor Landlord and shall provide that such Successor Landlord shall not be (a) subject to any offsets which the Tenant might have against the former landlord (other than any payments made to cure a default by Landlord); or (b) bound by any Base Rental or any other payments (other than any payments made to cure a default by Landlord) which the Tenant under this Lease might have paid for more than one (1) month in advance to any former landlord under this Lease. Landlord will join in the signing of the non-disturbance agreement, and such non-disturbance agreement will be in the form suitable for recording in the deed records of Chesterfield County, Virginia.

          (c)  Election by Mortgagee.  If the holder of any Security Deed or any
               ---------------------
     lessor under a ground or underlying lease elects to have this Lease superior to its Security Deed or lease and signifies its election in the instrument creating its lien or lease or by separate instrument recorded in connection with or prior to a foreclosure, or in the foreclosure deed itself, then this Lease shall be superior to such Security Deed or lease.

     27.  Estoppel Certificates.  Within thirty (30) days after request therefor
          ---------------------
by Landlord, Tenant agrees to execute and deliver to Landlord in recordable form an estoppel certificate addressed to Landlord, any mortgagee or assignee of Landlord's interest in, or purchaser of, the Demised Premises or the Building or any part thereof, certifying (if such be the case) that this Lease is unmodified and is in full force and effect (and if there have been modifications, that the same is in full force and effect as modified and stating said modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by Tenant; and stating the date to which Rent and other charges have been paid. Such certificate shall also include such other information as may reasonably be required by such mortgagee, proposed mortgagee, assignee, purchaser or Landlord. Any such certificate may be relied upon by Landlord, any mortgagee, proposed mortgagee, assignee, purchaser and any other party to whom such certificate is addressed.

     28.  Cumulative Rights.  All rights, powers and privileges conferred
          -----------------
hereunder upon the parties hereto shall be cumulative to, but not restrictive of, or in lieu of those conferred by law.

     29.  Holding Over.  If Tenant remains in possession after expiration or
          ------------
termination of the Lease Term with or without Landlord's written consent, Tenant shall become a tenant-at-sufferance, and there shall be no renewal of this Lease by operation of law. During the period of any such holding over, all provisions of this Lease shall be and remain in effect except that the monthly rental shall be determined as follows:

     (a) if Tenant does not give affirmative written notice to Landlord at least twelve (12) months prior to the expiration of the then current Lease Term (the Holdover Term as hereinafter defined is not part of the Lease Term) that Tenant will not renew or extend the Lease Term, then the monthly rental shall be one hundred and fifty percent (150%) of the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Lease Term including renewals or extensions.

     (b) if Tenant does give affirmative written notice to Landlord at least twelve (12) months prior to the expiration of the then current Lease Term that Tenant will not renew or extend the Lease Term, then Tenant, by written notice to Landlord given no later than nine (9) months prior to the expiration of the then current Lease Term may elect to hold over beyond the expiration of the Lease Term for the period specified in such notice (the "Holdover Term"); provided however that the Holdover Term shall be not more than six (6) months. If Tenant properly makes such election in accordance with the foregoing provisions of this subparagraph (b), then for months 1 through 3 of the Holdover Term, the monthly rental shall be one hundred ten percent (110%) of the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Lease Term including renewals or extensions and for months 4 through 6 of the Holdover Term, the monthly rental shall be one hundred fifteen percent (115%) of the amount of Rent (including any adjustments as provided herein) payable for the third month of the Holdover Term. After the expiration of the Holdover Term, monthly rental shall be two hundred percent (200%) of the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Lease Term including renewals and extensions.

The inclusion of the preceding provisions of this Section 29 in this Lease shall not be construed as Landlord's consent for Tenant to hold over except as expressly set forth in this Section 29.

     30.  Surrender of Premises.  Upon the expiration or other termination of
          ---------------------
this Lease, Tenant shall quit and surrender to Landlord the Demised Premises and every part thereof and all alterations, additions and improvements thereto, broom clean and in good condition and state of repair, except only reasonable wear and tear, damage by fire or other casualty, and repairs which are the responsibility of Landlord. Tenant shall remove Tenant's trade fixtures and all personalty and equipment not attached to the Demised Premises which it has placed upon the Demised Premises, and Tenant shall repair all damage to the Demised Premises, Building or Project caused by the removal of such property.
If Tenant shall fail or refuse to remove all of Tenant's effects, personalty and equipment from the Demised Premises upon the expiration or termination of this Lease for any cause whatsoever or upon the Tenant being dispossessed by process of law or otherwise, such effects, personalty and equipment shall be deemed conclusively to be abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without obligation to account for them.
Tenant shall pay Landlord on demand any and all expenses incurred by Landlord in the removal of such property, including, without limitation, the cost of repairing any damage to the Building or Project caused by the removal of such property and storage charges (if Landlord elects to store such property). The covenants and conditions of this Article 30 shall survive any expiration or termination of this Lease.

     31.  Notices.  All notices required or permitted to be given hereunder
          -------
shall be in writing and may be delivered in person to either party or may be sent by courier or by United States Mail, certified, return receipt requested, postage prepaid. Any such notice shall be deemed received by the party to whom it was sent (i) in the case of personal delivery or courier delivery, on the date of delivery to such party, and (ii) in the case of certified mail, the date receipt is acknowledged on the return receipt for such notice or, if delivery is rejected or refused or the U.S. Postal Service is unable to deliver same because of changed address of which no notice was given pursuant hereto, the first date of such rejection, refusal or inability to deliver. All such notices shall be addressed to Landlord or Tenant at their respective address set forth hereinabove or at such other address as either party shall have theretofore given to the other by notice as herein provided.

     32.  Damage or Theft of Personal Property.  All personal property brought
          ------------------------------------
into Demised Premises by Tenant, or Tenant's employees or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of co-tenants, occupants, invitees or other users of the Building or any other person, unless such theft or damage is the result of the act of Landlord or its employees and Landlord is not relieved therefrom by Article 17 hereof. Unless caused by the negligence of Landlord or its employees, Landlord shall not at any time be liable for damage to any property in or upon the Demised Premises which results from power surges or other deviations from the constancy of the electrical service or from gas, smoke, water, rain, ice or snow which issues or leaks from or forms upon any part of the Building or from the pipes or plumbing work of the same, or from any other place whatsoever.

     33.  Eminent Domain.
          --------------

          (a) If all or part of the Demised Premises shall be taken for any public or quasi-public use by virtue of the exercise of the power of eminent domain or by private purchase in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Demised Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be either (i) that more than fifteen percent (15%) of the Demised Premises was taken or (ii) that the portion of the Demised Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Demised Premises. If title to so much of the Building is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the Building being a practical improvement and reasonably suitable for use for the purpose for which it is designed, then this Lease shall terminate on the date that the condemning authority actually takes possession of the part so condemned or purchased.

          (b) If this Lease is terminated under the provisions of this Article 33, Rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of any leasehold estate or for the value of the unexpired Lease Term provided that the foregoing shall not preclude any claim that Tenant may have against the condemning authority for the unamortized cost of leasehold improvements, to the extent the same were installed at Tenant's expense (and not with the proceeds of the Construction Allowance), or for loss of business, moving expenses or other consequential damages, in accordance with subparagraph (d) below.

          (c) If there is a partial taking of the Building and this Lease is not thereupon terminated under the provisions of this Article 33, then this Lease shall remain in full force and effect, and Landlord shall, within a reasonable time thereafter, repair or reconstruct the remaining portion of the

     Building to the extent necessary to make the same a complete architectural unit; provided that in complying with its obligations hereunder Landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord.

          (d) All compensation awarded or paid to Landlord upon a total or partial taking of the Demised Premises or the Building shall belong to and be the property of Landlord without any participation by Tenant. All compensation awarded or paid to Landlord upon a temporary taking of all or any portion of the Demised Premises with respect to which Tenant exercises Tenant's right to terminate under Article 33(e) shall belong to and be the property of Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, for damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant, and for the unamortized cost of leasehold improvements to the extent same were installed at Tenant's expense (and not with the proceeds of the Construction Allowance). In no event shall Tenant have or assert a claim for the value of any unexpired term of this Lease. Subject to the foregoing provisions of this subparagraph (d), Tenant hereby assigns to Landlord any and all of its right, title and interest in or to any compensation awarded or paid as a result of any such taking.

          (e)  Notwithstanding anything to the contrary contained in this
     Article 33, if, during the Lease Term, the use or occupancy of any part of the Building or the Demised Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance, or regulations, or by right of eminent domain, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Lease Term; provided, however, that if Landlord reasonably estimates that the temporary taking will continue for a period in excess of ninety (90) days, Tenant shall have the right to terminate this Lease solely with respect to the portion of the Demised Premises which is the subject of such temporary taking by giving Landlord written notice of such termination within fifteen (15) days after the date of such temporary taking. In the event of any such temporary appropriation or taking with respect to which Tenant does not exercise the right of termination set forth in the sentence immediately preceding this sentence, Tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Demised Premises during the Lease Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Demised Premises after the end of the Lease Term. In the event of any such temporary appropriation or taking with respect to which Tenant exercises the right of termination set forth in the first sentence of this
     Article 33(e), Landlord shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the portion of the Demised Premises with respect to which such termination is effective.

     34.  Parties.  The term "Landlord", as used in this Lease, shall include
          -------
Landlord and its assigns and successors. It is hereby covenanted and agreed by Tenant that should Landlord's interest in the Demised Premises cease to exist for any reason during the Lease Term, then notwithstanding the happening of such event, this Lease nevertheless shall remain in full force and effect, and Tenant hereby agrees to attorn to the then owner of the Demised Premises. The term "Tenant" shall include Tenant and its heirs, legal representatives and successors, and shall also include Tenant's assignees and sublessees, if this Lease shall be validly assigned or the Demised Premises sublet for the balance of the Lease Term or any renewals or extensions thereof. In addition, Landlord and Tenant covenant and agree that Landlord's right to transfer or assign Landlord's interest in and to the Demised Premises, or any part or parts thereof, shall be unrestricted, and that, except as expressly otherwise provided in the last sentence of Paragraph 37 of this Lease, in the event of any such transfer or assignment by Landlord which includes the Demised Premises, Landlord's obligations to Tenant thereafter arising hereunder shall cease and terminate, and Tenant shall look only and solely to Landlord's assignee or transferee for performance thereof.

     35.  Indemnification.  Tenant hereby indemnifies Landlord from and agrees
          ---------------
to hold Landlord harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorney's fees, imposed on Landlord by any person whomsoever, caused in whole or in part by any negligent act or omission of Tenant, or any of its employees, contractors, servants, agents, subtenants or assignees, or of Tenant's invitees while such invitees are within the Demised Premises or the Building, or otherwise occurring in connection with any default of Tenant hereunder except for such matters as are caused by the gross negligence or willful misconduct of Landlord, its employees, agents, contractors and subcontractors. Landlord hereby indemnifies Tenant from and agrees to hold Tenant harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorney's fees, imposed on Tenant by any person whomsoever, caused in whole or in part by any negligent act or omission of Landlord, or any of its employees, contractors, servants, agents, subtenants or assignees, or of Landlord's invitees while such invitees are within the Demised Premises or the Building, or otherwise occurring in connection with any default of Landlord hereunder except for such matters as are caused by the gross negligence or willful misconduct of Tenant, its employees, agents, contractors and subcontractors. The provisions of this Article 35 shall survive any termination of this Lease.

     36.  Force Majeure.  In the event of strike, lockout, labor trouble, civil
          -------------
commotion, act of God, or any other cause beyond a party's control (collectively "force majeure") resulting in the Landlord's inability to supply the services or perform the other obligations required of Landlord hereunder, then, except for the express rights of termination granted to Tenant elsewhere in this Lease, this Lease shall not terminate and Tenant's obligation to pay Rent and all other charges and sums due and payable by Tenant shall not be affected or excused and Landlord shall not be considered to be in default under this Lease. If, as a result of force majeure, Tenant is delayed in performing any of its obligations under this Lease, other than Tenant's obligation to pay Rent and all other charges and sums payable by Tenant hereunder, Tenant's performance shall be excused for a period equal to such delay and Tenant shall not during such period be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

     37.  Landlord's Liability.  Landlord shall have no personal liability with
          --------------------
respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look for satisfaction of Tenant's remedies, if any, solely to the equity of Landlord in and to the Building and the Land described in Exhibit "A" hereto and to the proceeds of
                                   -----------
Landlord's insurance policy or policies actually paid to Landlord and not applied by Landlord by the applicable claim or to the restoration of the Building as required by the terms of this Lease (unless same are not so applied because such proceeds are required by the holder of a mortgage to be paid to it
to reduce the debt secured by such mortgage).   It is expressly understood and
agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to said Land and Building and the aforedescribed proceeds of insurance. In no event shall any partner of Landlord nor any joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease. The foregoing limitation of liability and agreements set forth in this Section 37 shall be inapplicable to the liability of Landlord for failure of Landlord to comply with the provisions of Section 39(h) of this Lease; provided, however, that in the event of the transfer or assignment of this Lease, the assignor Landlord shall only be liable for the failure of the assignor Landlord to comply with the provisions of
Section 39(h) during the period of such assignor's ownership of the Landlord's interest in this Lease, and the assignee Landlord shall only be liable for the failure of the assignee Landlord to comply with the provisions of Section 39(h) of this Lease during the period of such assignee's ownership of the Landlord's interest in this Lease.

     38.  Landlord's Covenant of Quiet Enjoyment.  Provided Tenant performs the
          --------------------------------------
terms, conditions and covenants of this Lease, and subject to the terms and provisions hereof, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession, occupancy and use of the Demised Premises, for the Lease Term, without hindrance, claim or molestation by Landlord or any other person lawfully claiming under Landlord.

     39.  Letter of Credit.
          ----------------

          (a) As security for the performance by Tenant of its obligations under this Lease, Tenant hereby covenants and agrees that it shall obtain and maintain in full force and effect at all times during the time period commencing on the date of execution of this Lease through the seventh (7th) anniversary of the Rental Commencement Date (such period of time being referred to herein as the "Security Period") an irrevocable stand-by letter of credit or irrevocable stand-by replacement letter of credit subject to and in accordance with the terms and conditions set forth below (such letters of credit and replacement letters of credit required to be provided hereunder being herein individually referred to as a "Letter of Credit" and collectively as the "Letters of Credit"; the initial Letter of Credit in the amount of $4,000,000 delivered hereunder and any replacement of such initial Letter of Credit that has a term which includes any period of time prior to the Rental Commencement Date is sometimes referred to herein as the "Original Letter of Credit"; and any subsequent Letter of Credit issued after the Rental Commencement Date is sometimes herein referred to as a "Replacement Letter of Credit"). Landlord and Tenant acknowledge that in lieu of issuing a replacement of the initial or any subsequent Letter of Credit, the issuer of the then existing Letter of Credit may elect to amend the then existing Letter of Credit to extend the maturity date thereof as required hereunder and, if applicable, reduce the amount of the Letter of Credit to the amount required to be maintained hereunder as of the date such reduction is permitted hereunder (it being understood and agreed that such amendment(s) shall be limited to such matters only), by issuing an amendment to the then existing Letter of Credit, in which case the "Original Letter of Credit" or the "Replacement Letter of Credit" shall be deemed to be the then existing Letter of Credit, as so amended.

          (b) Each Letter of Credit issued hereunder shall (i) be in the form of an irrevocable credit; (ii) be issued by an "Approved Issuer" (as hereinafter defined); (iii) name Landlord as the beneficiary and will state that it is transferable by Landlord to the assigns of Landlord's interest in this Lease upon notice from Landlord, the payment of the issuer's transfer charges as set forth in the applicable Letter of Credit and compliance with the issuer's customary requirements relating to such transfers (each Letter of Credit shall expressly contain an acknowledgement by the issuer that such Letter of Credit can be transferred by Landlord to any holder of any mortgage on Landlord's interest in the Project to secure such holder's mortgage); and (iv) specify that Landlord, as beneficiary, may draw against the Letter of Credit, without documents other than the sight draft and certification set forth below, at any time and from time to time until the expiration thereof at one or more designated branches of the issuing bank in Atlanta, Georgia, or at one or more designated bank counters at designated offices of the issuing bank in either Atlanta, Georgia, or New York City, New York, in a single drawing for the full amount of such Letter of Credit, upon presentation of a sight draft and written certification from Landlord, as beneficiary, that a "Drawing Event" described in Article 39(l) of this Lease has occurred and is continuing under this Lease and that Landlord has the right to draw against the Letter of Credit for the sum set forth in the sight draft under the provisions of this Article 39. "Approved Issuer" shall mean: (x) Svenska Handelsbanken (or its successor) for so long as Svenska Handelsbanken (or its successor)
     (A) shall maintain a banking office with banking counters in either or both of Atlanta, Georgia, and New York City, New York, and (B) shall have and maintain a Moody's Bank Credit Report Service rating of P-1 (or, if Moody's subsequently uses a different scale, the rating which would be equivalent to the current P-1, or if Moody's dissolves or otherwise becomes defunct, the rating of another nationally recognized rating service which would be equivalent to the current P-1); or (y) such other national banking association which Tenant, in its discretion, may designate and which shall be approved by Landlord in its reasonable discretion, provided and for so long as such national banking association (A) shall maintain a banking office with banking counters in either or both of Atlanta, Georgia, and New York City, New York, and (B) shall have and maintain a Moody's Bank Credit Report Service rating of P-1 (or, if Moody's subsequently uses a different scale, the rating which would be equivalent to the current P-1, or if Moody's dissolves or otherwise becomes defunct, the rating of another nationally recognized rating service which would be equivalent to the current P-1). The

     Original Letter of Credit shall have an initial expiration date of the first anniversary of the date of this Lease, but Tenant shall maintain the Original Letter of Credit in effect in accordance with the provisions of
     Article 39(c) until at least ninety (90) days after the Rental Commencement Date, the first Replacement Letter of Credit shall have an expiration date of the first anniversary of the Rental Commencement Date, the second Replacement Letter of Credit shall have an expiration date of the second anniversary of the Rental Commencement Date, the third Replacement Letter of Credit shall have an expiration date of the third anniversary of the Rental Commencement Date, the fourth Replacement Letter of Credit shall have an expiration date of the fourth anniversary of the Rental Commencement Date, the fifth Replacement Letter of Credit shall have an expiration date of the fifth anniversary of the Rental Commencement Date, the sixth Replacement Letter of Credit shall have an expiration date of the sixth anniversary of the Rental Commencement Date, and the seventh Replacement Letter of Credit shall have an expiration date of the seventh anniversary of the Rental Commencement Date. The Letters of Credit shall be in the following amounts for the following time periods:

                                                Amount of
          Time Period                        Letter of Credit
          -----------                        ----------------

          Date of execution of this          $ 4,000,000.00
                                              -------------
          Lease to 5/th/ anniversary of
          Rental Commencement Date

          5/th/ anniversary of Rental        $ 2,000,000.00
                                             -------------
          Commencement Date to
          7/th/ anniversary of Rental
          Commencement Date

          (c) The Original Letter of Credit shall have a term of approximately one (1) year and shall be delivered to Landlord by Tenant simultaneously with the execution of this Lease. Tenant shall maintain the Original Letter of Credit in effect (either by replacement thereof or amendment thereto) for a term which extends at least ninety (90) days after the Rental Commencement Date (the ninetieth (90th) day preceding the expiration of the Original Letter of Credit is herein defined as the "Replacement Date" applicable to the Original Letter of Credit). Accordingly, at least ninety (90) days prior to the expiration of the Original Letter of Credit, Tenant shall cause the expiration date of the Original Letter of Credit to be extended (either by issuance of a replacement of the then existing Original Letter of Credit or an appropriate amendment thereto) to the end that the Original Letter of Credit shall at all times by maintained in effect by Tenant for a term which extends at least ninety (90) days after the Rental Commencement Date. If the replacement of or amendment to the then existing Original Letter of Credit is issued on or after the Rental Commencement Date, such replacement Letter of Credit or amended Letter of Credit, as the case may be, shall constitute the first Replacement Letter of Credit, and such first Replacement Letter of Credit shall have an expiration date of the first anniversary of the Rental Commencement Date. At least ninety (90) days prior to each of the first, second, third, fourth, fifth, and sixth anniversaries of the Rental Commencement Date (the ninetieth (90th) day preceding each such anniversary being herein referred to as a "Replacement Date"), a Replacement Letter of Credit replacing the expiring Letter of Credit which must be effective (i.e., capable of being drawn upon) on or before the expiration date of the expiring Letter of Credit (the actual date of delivery of each Replacement Letter of Credit being herein referred to as a "Letter Delivery Date") and shall expire on the second (2nd) Rental Commencement Date anniversary following such Letter Delivery Date, shall be delivered to Landlord by Tenant; it being understood and agreed by Tenant that, notwithstanding any other term or provision of this Article 39 [but subject to the terms of Article 39(f)], a Letter of Credit in the applicable amount required pursuant to the schedule above shall be outstanding and in full force and effect at all times during the Security Period. Tenant's obligation to maintain a Letter of Credit hereunder shall cease and expire on the seventh (7/th/) anniversary of the Rental Commencement Date.

          (d) Upon receipt of any newly issued Letter of Credit (if same is a newly issued Letter of Credit, as opposed to an amendment of the then existing Letter of Credit), and provided that such newly issued Letter of Credit becomes effective on or before the date of delivery thereof to Landlord, Landlord shall deliver to Tenant (or, at the direction of Tenant, the issuing bank) the expiring Letter of Credit in exchange for the newly issued Letter of Credit. Upon receipt of any newly issued Letter of Credit which becomes effective after the date of delivery thereof to Landlord, Landlord shall deliver to Tenant (or, at Tenant's direction, the issuing bank) the expiring Letter of Credit on the effective date of the newly issued Letter of Credit (unless Landlord has drawn on such expiring Letter of Credit in accordance with this Article 39), it being understood and agreed that in such case the expiring Letter of Credit shall remain in full force and effect until the effective date of the newly issued Letter of Credit. Notwithstanding any other provision of this Article 39 to the contrary, each Replacement Letter of Credit having an effective date prior to the expiration date of the expiring Letter of Credit shall be in the amount of the expiring Letter of Credit from the applicable Letter Delivery Date until the next anniversary date of the Rental Commencement Date and then shall automatically (by the terms of such Replacement Letter of Credit) reduce to the applicable lower amount set forth on the schedule above as of such anniversary date. All fees, premiums and other sums charged by the issuing bank for each Letter of Credit shall be paid by Tenant, and not Landlord.

          (e) In the event that a Drawing Event occurs under this Lease, it is understood and agreed that Landlord shall thereupon have the right, in its discretion and at any time during the continuance of such Drawing Event, to draw upon the full face amount of the then outstanding Letter of Credit.

          (f) The failure by Tenant, for any reason whatsoever, to maintain the Original Letter of Credit or any Replacement Letter of Credit in full force and effect at all times during the Security Period shall constitute an immediate Drawing Event and an immediate event of default hereunder (no notice and right to cure period or grace period shall be a condition to such failure constituting an event of default hereunder notwithstanding the provisions of Article 18 of this Lease) and, in addition to (and not in lieu of) all other rights and remedies available to Landlord under this Lease or at law or in equity, Landlord shall have the right to sue Tenant for specific performance of its obligation to deliver and maintain the applicable Letter of Credit.

          (g) It is understood and agreed that the Letters of Credit are required to be issued hereunder as security for the performance of Tenant's obligations under this Lease after the occurrence of a Drawing Event and, notwithstanding any other term or provision of this Article 39 or elsewhere in this Lease, such Letters of Credit and the receipt of the proceeds therefrom are not intended by Landlord and Tenant to be, and shall not be construed or deemed to be, liquidated damages or a cap, restriction or limitation of any kind or sort on or with respect to any of Landlord's rights and remedies under this Lease or at law or in equity by virtue of the occurrence of a Drawing Event or of an event of default; it being understood and agreed by Tenant that Landlord hereby expressly reserves all rights and remedies against Tenant, including without limitation a suit or suits for monetary damages, available to it under this Lease and at law or in equity because of a Drawing Event or an event of default.

          (h) Any proceeds received by Landlord from any Letter of Credit (hereinafter called the "Proceeds") shall be applied by Landlord first toward the performance of Tenant's obligations which Tenant has failed to perform under this Lease, and the remainder, if any, shall be held by Landlord, in such "Permitted Investments" (as hereinafter defined) as Landlord shall determine, in Landlord's sole discretion, as additional security for the faithful performance by Tenant throughout the Security Period of all the terms and conditions of the Lease on the part of Tenant to be performed. If all or any part of the Proceeds is or are so applied by Landlord, then Tenant shall immediately upon demand from

     Landlord pay to Landlord an amount sufficient to return the Proceeds to an amount equal to the amount set forth in Article 39(b) as the amount of the Letter of Credit which was otherwise required to be maintained by Tenant at such time. In no event shall Landlord be responsible or liable for any decrease in the Proceeds invested in Permitted Investments. Any interest earned on the Proceeds shall become part of the Proceeds. Permitted Investments shall mean, collectively, (a) direct obligations of the United States of America or of any agency or political subdivision thereof, or obligations guaranteed as to principal and interest by the United States or by any agency or political subdivision thereof, in any case maturing not more than ninety (90) days from the date of acquisition thereof; (b) certificates of deposit issued by any bank having capital, surplus and undivided profits of at least U.S.$200,000,000 and a long-term unsecured senior debt rating of at least "A" by Standard & Poor's and "A2" by Moody's, in any case maturing not more than ninety (90) days from the date of acquisition thereof; and (c) commercial paper rated "P-1" or better by Moody's or "A-1" or better by Standard & Poor's, in any case maturing not more than ninety (90) days from the date of acquisition thereof. If, on the fifth (5/th/) anniversary of the Rental Commencement Date no event of default then exists under this Lease and the Proceeds in Landlord's possession in excess of the unreimbursed amounts incurred by or owed to Landlord in connection with any default by Tenant under this Lease equal or exceed $2,000,000.00, Landlord shall refund to Tenant the amount by which the Proceeds in excess of such unreimbursed amounts equal or exceed $2,000,000.00. If, on the seventh (7/th/) anniversary of the Rental Commencement Date no event of default then exists under this Lease and there are any Proceeds in Landlord's possession in excess of the unreimbursed amounts incurred by or owed to Landlord in connection with any default by Tenant under this Lease, Landlord shall refund to Tenant such excess. If no event of default then exists under this Lease and Tenant delivers to Landlord a Letter of Credit complying in all respects with the terms of this Lease, in the amount of the Letter of Credit that would then be required to be in effect had Landlord not drawn on the previous Letter of Credit, then upon such delivery, Landlord shall refund to Tenant the Proceeds then held by Landlord.

          (i) Landlord shall have the right to apply all or any part of the Proceeds toward the performance of Tenant's obligations which Tenant has failed to perform under this Lease.

          (j) In the event of a sale or transfer of Landlord's interest in the Demised Premises or the Building or a lease by Landlord of the Building, Landlord shall have the right to transfer the Proceeds to the purchaser or lessee, as the case may be, and Landlord shall be relieved of all liability to Tenant for the return of the Proceeds. The Tenant shall look solely to the new owner or lessor for the return of the Proceeds. The Proceeds shall not be mortgaged, assigned or encumbered by Tenant. In the event of a permitted assignment or subletting under this Lease by Tenant, the Proceeds shall be held by Landlord as a deposit made by the permitted assignee or subtenant and the Landlord shall have no further liability with respect to the return of the Proceeds to the original Tenant.

          (k) Landlord shall keep the Proceeds in Permitted Investments separate from its general accounts.

          (l)  "Drawing Event" shall mean any one or more of the following:

                    (i) an event of default under Article 18(a)(i) of this Lease;

                    (ii) an event of default under Article 18(a)(ii) of this Lease with respect to which Landlord performs Tenant's unperformed obligation and incurs costs in connection with such performance and Tenant fails to reimburse Landlord in full for all such costs within ten (10) days after written notice from Landlord to Tenant;

                    (iii) any event of default under Article 18(a)(iii), (iv),
               (v), (vi) or (x);

                    (iv) any other event of default under Article 18 with respect to which Landlord has commenced or is simultaneously commencing an action to terminate this Lease or terminate Tenant's right to possession under Article 18(b)(i), Article 18(b)(ii), at law or in equity, and such action is not dismissed within sixty (60) days after the filing thereof.

     40.  Hazardous Substances.  Tenant hereby covenants and agrees that Tenant
          --------------------
shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be generated, placed, held, stored, used, located or disposed of at the Project or any part thereof, except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Demised Premises for general office and administrative purposes (and, if permitted hereunder, medical treatment and medical laboratory purposes), but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use, storage, production, transportation and disposal of such Hazardous Substances. For purposes of this
Article 40, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or in any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws"). Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence in, or the escape, leakage, spillage, discharge, emission or release from, the Demised Premises of any Hazardous Substances (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ["CERCLA"], any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in this Article. The obligations of Tenant under this Article shall survive any expiration or termination of this Lease.

     41.  Submission of Lease.  The submission of this Lease for examination
          -------------------
does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant.

     42.  Severability.  If any clause or provision of the Lease is illegal,
          ------------
invalid or unenforceable under present or future laws, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical to the said clause or provision as may be legal, valid and enforceable.

     43.  Entire Agreement.  This Lease contains the entire agreement of the
          ----------------
parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with any obligation of Tenant hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. No failure of Tenant to exercise any power given Tenant hereunder, or to insist upon strict compliance by Landlord with any obligation of Landlord hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Tenant's right to demand exact compliance with the terms hereof. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant. This Lease is not in recordable form, and Tenant agrees not to record or cause to be recorded this Lease or any short form or memorandum thereof.

     44.  Headings.  The use of headings herein is solely for the convenience of
          --------
indexing the various paragraphs hereof and shall in no event be considered in construing or interpreting any provision of this Lease.

     45.  Broker.  Tenant represents and warrants to Landlord that (except with
          ------
respect to any Broker[s] identified in Article 1[m] hereinabove) no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Demised Premises and that (except with respect to any Broker[s] identified in Article 1[m] hereinabove) no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson, or other person as a result of any act or agreement of Tenant. Tenant agrees to indemnify and hold Landlord harmless from all loss, liability, damage, claim, judgment, cost or expense (including reasonable attorneys' fees and court costs) suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant's failure to pay commissions, fees, or compensation due to any broker who represented Tenant, whether or not disclosed, or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than the Broker[s] identified in Article 1[m] hereinabove) claiming to have dealt with Tenant. Tenant shall cause any agent or broker representing Tenant to execute a lien waiver to and for the benefit of Landlord, waiving any and all lien rights with respect to the Building and Land which such agent or broker has or might have under Virginia law. Landlord agrees to indemnify and hold Tenant harmless from all loss, liability, damage, claim, judgement, cost or expense, (including reasonable attorney's fees and court costs) suffered or incurred by Tenant as a result of Landlord's failure to pay commissions, fees or compensation due to any broker who represented Landlord, whether or not disclosed, with respect to this Lease, including any Broker identified in Article 1(m).

     46.  Governing Law.  The laws of the Commonwealth of Virginia shall govern
          -------------
the validity, performance and enforcement of this Lease. Tenant hereby submits to the non-exclusive personal jurisdiction in the Commonwealth of Virginia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Lease, and Tenant hereby waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the Commonwealth of Virginia for the purpose of litigation to enforce this Lease.

     47.  Special Stipulations.  The special stipulations attached hereto as
          --------------------
Exhibit "F" are hereby incorporated herein by this reference as though fully set
-----------
forth.

     48.  Authority.  Each of the persons executing this Lease on behalf of
          ---------
Tenant does hereby personally represent and warrant that each person signing on behalf of the corporation is an officer of the corporation and is authorized to sign on behalf of the corporation. Tenant does hereby represent and warrant that Tenant is a duly incorporated and validly existing corporation and is fully authorized and qualified to do business in the Commonwealth of Virginia, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is an officer of the corporation and is authorized to sign on behalf of the corporation. Upon the request of Landlord, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with this Article, and Tenant agrees to promptly execute all necessary and reasonable applications or documents as reasonably requested by Landlord, required by the jurisdiction in which the Demised Premises is located, to permit the issuance of necessary permits and certificates for Tenant's use and occupancy of the Demised Premises. Each of the persons executing this Lease on behalf of Landlord does hereby personally represent and warrant that each person signing on behalf of the corporate general partner of the general partner of Landlord is an officer of such corporation and is authorized to sign on behalf of such corporation as general partner of the general partner of Landlord. Landlord does hereby represent and warrant that Landlord is a duly formed and validly existing limited partnership and is fully authorized and qualified to do business in the Commonwealth of Virginia, that the limited partnership has full right and authority to enter into this Lease, and that each person signing on behalf of the of the corporate general partner of the general partner of Landlord is an officer of such corporation and is authorized to sign on behalf of such corporation as general partner of the general partner of Landlord.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.

                              WELLS REIT, LLC - VA I,
                              a Georgia limited liability company

                              By:   Wells Operating Partnership, L.P., a
                                    Delaware limited partnership, sole member

                                    By:  Wells Real Estate Investment Trust,
                                         Inc., a Maryland corporation, General
                                         Partner

                                         By:  Wells Capital, Inc., a  Georgia
                                              corporation, General Partner

                                              By: /s/ Leo F. Wells
                                                 -------------------------
                                                  Leo F. Wells, III,
                                                  President

                                              [CORPORATE SEAL]


                   [Signatures continued on following page]

                   [Signatures continued from previous page]


                              "TENANT":

                              ABB POWER GENERATION INC., a Delaware corporation

                              By:     /s/ [ILLEGIBLE]^^
                                     ------------------------------
                              Its:    President
                                     ------------------------------

                              Attest: /s/ [ILLEGIBLE]^^
                                     ------------------------------
                              Its:   Secretary
                                     ------------------------------

                                     (CORPORATE SEAL)

                             RULES AND REGULATIONS


1. No sign, picture, advertisement or notice visible from the exterior of the Demised Premises shall be installed, affixed, inscribed, painted or otherwise displayed by Tenant on any part of the Demised Premises or the Building unless the same is first approved by Landlord. Any such sign, picture, advertisement or notice approved by Landlord shall be painted or installed for Tenant at Tenant's cost by Landlord or by a party approved by Landlord. No awnings, curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises without the prior consent of the Landlord, including approval by the Landlord of the quality, type, design, color and manner of attachment.

2. Tenant agrees that its use of electrical current shall never exceed the capacity of existing feeders, risers or wiring installation provided as Building Standard Services (see Exhibit "H").
                                     -----------

3. The Demised Premises shall not be used for storage of merchandise held for sale to the general public. Tenant shall not do or permit to be done in or about the Demised Premises or Building anything which shall increase the rate of insurance on said Building or obstruct or interfere with the rights of other lessees of Landlord or annoy them in any way, including, but not limited to, using any musical instrument, making loud or unseemly noises, or singing, etc. The Demised Premises shall not be used for sleeping or lodging. No cooking or related activities shall be done or permitted by Tenant in the Demised Premises except with permission of Landlord. Tenant will be permitted to use for its own employees within the Demised Premises small Underwriter's Laboratory approved microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations, and provided that such use shall not result in the emission of odors from the Demised Premises into the other areas of the Building. No vending machines of any kind will be installed, permitted or used on any part of the Demised Premises without the prior consent of Landlord, provided, however, that Landlord will not unreasonably withhold, condition or delay such consent with respect to vending machines installed in the Demised Premises solely for the use of Tenant's employees. No part of said Building or Demised Premises shall be used for gambling, immoral or other unlawful purposes. No intoxicating beverage shall be sold in said Building or Demised Premises without prior written consent of the Landlord. No area outside of the Demised Premises shall be used for storage purposes at any time.

4. No birds or animals of any kind shall be brought into the Building (other than trained seeing-eye dogs required to be used by the visually impaired). No bicycles, motorcycles or other motorized vehicles shall be brought into the Building.

5. The sidewalks, entrances, passages, corridors, halls, elevators, and stairways in the Building shall not be obstructed by Tenant or used for any purposes other than those for which same were intended as ingress and egress. No windows, floors or skylights that reflect or admit light into the Building shall be covered or obstructed by Tenant. Toilets, wash basins and sinks shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish, or other obstructing or improper substances shall be thrown therein. Any damage resulting to them, or to heating apparatus, from misuse by Tenant or its employees, shall be borne by Tenant.

6. No additional lock, latch or bolt of any kind shall be placed upon any door nor shall any changes be made in existing locks without written consent of Landlord and Tenant shall in each such case furnish Landlord with a key for any such lock. At the termination of the Lease, Tenant shall return to Landlord all keys furnished to Tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

7. Landlord shall have the right to prescribe the weight, position and manner of installation of heavy articles such as safes, machines and other equipment brought into the Building. No safes, furniture, boxes, large parcels or other kind of freight shall be taken to or from the Demised Premises or allowed in any elevator, hall or corridor except at times allowed by Landlord. In no event shall any weight be placed upon any floor by Tenant so as to exceed the design conditions of the floors at the applicable locations.

8. Tenant shall not cause or permit any gases, liquids or odors to be produced upon or permeate from the Demised Premises, and, except in the case of normal and customary medical supplies, no flammable, combustible or explosive fluid, chemical or substance shall be brought into the Building.

9. Landlord may implement an electronic cipher lock access security system to control access during times other than the Building Operating Hours. Landlord shall not be liable for excluding any person from the Building during such other times, or for admission of any person to the Building at any time, or for damages or loss for theft resulting therefrom to any person, including Tenant.

10. Unless agreed to in writing by Landlord, Tenant shall not employ any person other than Landlord's contractors for the purpose of cleaning and taking care of the Demised Premises. Cleaning service will not be furnished on nights with respect to rooms occupied after 6:30 p.m., unless, by agreement in writing, service is extended to a later hour for specifically designated rooms. Landlord shall not be responsible for any loss, theft, mysterious disappearance of or damage to, any property, however occurring.

11. No connection shall be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord. All glass, locks and trimmings in or upon the doors and windows of the Demised Premises shall be kept whole and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Demised Premises, nor permit upon the Demised Premises any noisome, noxious, noisy or offensive business.

12. Any wiring for telephone service must be approved by Landlord, and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated.

13. Tenant and its employees and invitees shall observe and obey all parking and traffic regulations as imposed by Landlord. All vehicles shall be parked only in areas designated for vehicle parking by Landlord.

14. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent the same.

15. Landlord shall have the right to change the street address of the Building, provided that Landlord shall give Tenant not less than 180 days' prior notice of the change, unless the change is required by governmental authority. If Tenant occupies 50% or less of the Rentable Floor Area of the Building, Landlord shall have the right to change the name of the Building.

16. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular lessee, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other lessee, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the other lessees of the Building.

17. These Rules and Regulations are supplemental to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

18. Landlord reserves the right upon fifteen (15) days' prior written notice to Tenant to make such other and reasonable Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and the Land, and for the preservation of good order therein.

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION

                                  EXHIBIT "B"
                                  -----------

                                  FLOOR PLAN


All of the Second, Third and Fourth Floors and such portion of the First Floor as is marked on the accompanying floor plans.

                                  EXHIBIT "C"
                                  -----------

                              SUPPLEMENTAL NOTICE


     Re:  Lease dated as of _________, 1999, by and between _______________, as
          Landlord, and ___________________________, as Tenant.

Dear Sirs:

     Pursuant to Article 3 of the captioned Lease, please be advised as follows:

     1. The Rental Commencement Date is the _____ day of _____________, 1999, and the expiration date of the Lease Term is the _____ day of _____________, 20___, subject however to the terms and provisions of the Lease.

     2. The Rentable Floor Area of the Demised Premises is ____________ square feet.

     3. Terms denoted herein by initial capitalization shall have the meanings ascribed thereto in the Lease.

                                         "LANDLORD":

                                         WELLS REIT, LLC - VA I,
                                         a Georgia limited liability company

                                         By:  Wells Operating Partnership, L.P.,
                                              a Delaware limited partnership,
                                              sole member

                                              By:  Wells Real Estate Investment
                                                   Trust, Inc., a Maryland
                                                   corporation, General Partner

                                                   By:  Wells Capital, Inc., a
                                                        Georgia corporation,
                                                        General Partner

                                                   By: /s/ Leo F. Wells, III
                                                      --------------------------
                                                           Leo F. Wells, III,
                                                           President


                                                          [CORPORATE SEAL]

                                  EXHIBIT "D"
                                  -----------

                           CONSTRUCTION OBLIGATIONS

     1.   DEFINITIONS.
          -----------

          (a)  Base Building Plans.  The term "Base Building Plans" shall mean
               -------------------
the plans and specifications developed by Landlord's architects and engineers and used to build the Building to achieve the Base Building Condition (as hereinafter defined). The Base Building Plans shall be evolutionary of and consistent with the preliminary plans identified on Exhibit "D-1" attached
                                                             ---
hereto and by reference made a part hereof.

          (b)  Base Building Condition.  The term "Base Building Condition"
               -----------------------
shall mean the condition when the following improvements have been completed, constructed, and, except for Base Building Ceiling Systems, are installed and are operational:

     (1) Exterior walls and glass windows and frames installed. Building perimeters will be fully finished as relates to water proofing, caulking, glazing and metal finishing.

     (2) Unfinished interior of exterior walls on each floor of the Demised Premises (with wallboard portion of exterior walls taped and finished ready for surface treatment).

     (3) Concrete slab (level to 1/4" in 10') broom cleaned. Finished surfaces to be ready to receive carpet, ceramic tile, resilient tile, wood parquet or stone flooring.

     (4) Men's and ladies' bathroom facilities, with Building Standard doors, lighting fixtures, and finishes located on each floor of the Building on which any portions of the Demised Premises are located.

     (5) One (1) Building Standard drinking fountain for each floor of the Building.

     (6) Fire valve cabinets and/or fire extinguisher cabinets (including all hoses, extinguishers and the like) as required by codes for open floor occupancy, installed in stairways or core. Sprinklers and smoke and fire detection system installed.

     (7) Building fire stairs installed, finished and painted, with surrounding walls installed and with Building Standard doors for such stairwells installed.

     (8) Building core installed, with walls installed, taped, sanded and floated.

     (9) Building Standard electrical and telephone distribution rooms and janitorial closets constructed in accordance with the Base Building Plans, together with doors for such rooms and closets installed, and including telephone and data main service entry conduit and vertical sleeves and duplex outlets in electrical and telephone/data closets.

     (10) Building Standard electrical panels in the core electrical closet on each floor (ready for Tenant's electrical connections) sufficient to supply the quantities of electrical power described in the Building Standard Services set forth in Exhibit "E" of this Lease.
                           -----------

     (11) Base Building air conditioning system, including diffusers and returns, capable of maintaining (i) 76 degrees F.D.B. at 50% R.H. +/- 5% automatic control in summer based on the local 2-1/2% outdoor design condition as specified in the "ASHRAE Handbook of Fundamentals" and (ii) 72 degrees F.D.B. at 30% R.H. minimum in winter based on the local 97.5 outdoor design condition as specified in the latest edition of "ASHRAE Handbook of Fundamentals". Air conditioning design basis is 7.0 watts per rentable square foot lighting and power load, based upon an occupancy rate of one (1) person per 100 rentable square feet and venetian blinds drawn with slats tilted against the sun at not less than 45 degrees from horizontal.

     (12) Building Standard air handling unit(s) installed in the mechanical room on each floor. HVAC main trunk duct work from the fan room to the core walls installed, HVAC ducts and VAV boxes, together with VAV boxes and PIUs for upstream ductwork interior zones and VAV boxes for upstream ductwork perimeter zones, installed.

     (13) One (1) sanitary sewer and vent location per floor in the core area for Tenant's connection in accordance with the Base Building Plans.

     (14) One (1) domestic cold water supply connection per floor located in the core area in accordance with the Base Building Plans, together with wet columns, for future plumbing on each wing of each floor.

     (15) Building Standard sprinkler risers and main loop installed on each floor of the Building, together with Building Standard sprinkler heads (semi recessed chrome pendants) installed in accordance with Landlord's standard grid pattern.

     (16) All gypboard cladding around the core, all columns and perimeter sills.

     (17)  Building Standard blinds for all exterior window openings.

     (18) The parking facilities, driveways, and all entrances and exits are complete so as to allow beneficial use thereof.

     (19) All general exhaust requirements completed in accordance with the Base Building Plans.

     (20) All exterior landscaping and plaza work, except for landscaping not yet completed due to seasonal conditions.

     (21) Building Standard 2x4, 3 tube, recessed deep cell parabolic fluorescent fixtures, with one (1) fixture per 85 usable square feet.

     (22)  Building Standard blinds installed on all exterior windows.

     (23) Complete finish of Building lobby, including security access, elevators and building direction signs. Complete finish of monument sign at street entrance and all common areas within the Building, including elevator lobbies and common corridors.

     (24)  Full DCC Controls, including Energy Management and lighting controls.

     (25)  All thermostats.

     (26) Identification signage for mechanical and electrical closets, stairwells, toilet rooms and mechanical and electrical components.

     (27)  Loading dock.

     (28) Full height demising walls between tenant space and public corridors finished and painted.

     (29)  Keypad access at front and rear doors.

     (30) All light fixtures, exit light fixtures and emergency circuits installed in the common areas of the Building and Project. The installation of those exit light fixtures, exit signs and emergency circuits which would be required on each floor if each floor had no interior partitions.

     (31) Building Standard ceiling grid and ceiling tile for the Demised Premises.

     (32) Building Standard Doors at 8' 0' with welded frames and ADA compliant hardware installed in all mechanical rooms, electrical rooms, telephone rooms, restrooms, janitors closets and similar architectural openings, as required.

     (33) In addition to the foregoing, Base Building Condition includes such construction and installations to the core of the Building, the exterior of the Building, the shell of the Building, the common areas of the Building and Project, and the non-tenant rentable areas as are necessary for the issuance of a Certificate of Occupancy for the Building.

Except where installation (or "installed") is expressly specified in the foregoing provisions of this Paragraph 1(b), Base Building Condition does not include the installation in the Demised Premises of the ceiling grid and ceiling tile or the installation in the ceiling of the HVAC, lighting, and electrical systems (the ceiling grid and ceiling tile and the ceiling HVAC, lighting and electrical systems are collectively referred to as the "Base Building Ceiling Systems") set forth above as part of Base Building Condition. Landlord shall provide at Landlord's cost, but not install, the Base Building Ceiling Systems, and the costs incurred by or on behalf of Tenant to install the Base Building Ceiling Systems in the ceiling shall be included within the costs of the Layout Work for purposes of paying the Construction Allowance and Tenant's obligation to pay costs of the Layout Work in excess of the Construction Allowance.

     (c) Base Building Work. The term "Base Building Work" shall mean the work required to complete the improvements on the Land to Base Building Condition.

     (d) Building Standard. The term "Building Standard" shall mean the standard of all material, finishes and workmanship established by Landlord for the Building. All such materials, finishes and workmanship shall be consistent with the first-class nature of the Project, and consistent with the standards set forth on Exhibit "D-3" attached hereto, and in accordance with all applicable codes, regulations, and statutes.

     (e)  Plans and Specifications.  The term "Plans and Specifications" shall
          ------------------------
mean the working drawings and specifications for the construction of the Layout Work in the Demised Premises, which working drawings and specifications will be prepared as set forth below. The Plans and Specifications shall include, without limitation, complete, detailed architectural drawings and specifications for Tenant's partition layout, reflected ceiling and other installations, and complete mechanical and electrical plans and specifications for installation of supplemental air conditioning systems, fire protection and electrical systems. Tenant, at Tenant's sole cost and expense (subject to the reimbursement obligation of Landlord hereinafter set forth), shall cause the proposed Plans and Specifications to be prepared by Tenant's architect and/or designer. All such proposed Plans and Specifications are expressly subject to Landlord's approval and shall comply with all applicable laws, rules and regulations. Tenant covenants and agrees to cause the proposed Plans and Specifications to be delivered to Landlord on or before October 15, 1999, and, upon approval by Landlord, Landlord will cause said plans to be filed, at Tenant's sole cost and expense, with the appropriate governmental agencies in such form

(building notice, alteration or other form) as Landlord may direct. In the event of any disapproval by Landlord of the proposed Plans and Specifications, Tenant shall, within fifteen (15) days, have the same revised and resubmitted to Landlord for Landlord's approval. The proposed Plans and Specifications which have been approved by Landlord are referred to as the Plans and Specifications. Within thirty (30) days after the date upon which the Plans and Specifications were approved by Landlord, Tenant shall submit to Landlord a detailed statement including paid invoices showing the amounts paid by Tenant for the preparation of the Plans and Specifications, and Landlord shall pay to Tenant the amounts shown by such statement, but in no event shall Landlord be obligated to pay Tenant an amount in excess of $1.00 multiplied by the Rentable Floor Area of the Demised Premises (the "Design Allowance").

         (f)  Tenant's Architect.  The term "Tenant's Architect" shall mean Ai,
              ------------------
or such other architect as may be designated by Tenant and approved by Landlord for the design of the Layout Work and the preparation of plans and specifications therefor.

         (g)  Plan Delivery Date.  The term "Plan Delivery Date" shall mean
              ------------------
October 15, 1999.

         (h)  Layout Work.  The term "Layout Work" shall mean all job plant,
              -----------
labor, equipment, materials, and appurtenances necessary to fully complete the construction, finishing, and installation of all of the leasehold improvements to the portion of the Demised Premises to be initially built-out as shown on the Plans and Specifications, including without limitation, the following:

     (1) HVAC supply diffusers, perimeter diffusing system, perimeter gypboard soffit, thermostats (labor to install only) and controls throughout the Demised Premises and all connections to the Base Building systems.

     (2) Labor to install the Base Building Ceiling System in the Demised Premises.

     (3)  Electrical and telephone:

          (i)    All light switches.

          (ii) All electrical outlets and all conduit and wiring throughout the Demised Premises for electrical power, including connections to the Building Standard electrical panels in the core of the Building.

          (iii) All telephone outlets, conduit and wiring throughout the Demised Premises and any necessary connections in the Building core.

          (iv) All conduit and wiring for lights throughout the Demised Premises and connections to Building Standard electrical panels in the core of the Building, and any increase to the number of Building Standard panelboards.

          (v) Any provision for supplying power to the Demised Premises beyond the amount required under the Building Standard Services or circuiting at less than 8 outlets per 15 AMP circuit, including necessary metering to measure excess electrical usage.

          (vi) All exit light fixtures, exit signs and emergency circuits, except that Base Building Work shall include those fixtures, signs and circuits which would be required on each floor if each floor had no interior partitions.

     (4) All plumbing work for facilities such as toilets and sinks in the Demised Premises in addition to the plumbing work, toilets, sinks and related facilities provided in Base Building Work.

     (5) All partitions including finish, and the finish to the inside of the Building's perimeter walls.

     (6)  All doors, frames and hardware not included in the Base Building Work.

     (7)  All floor finish including base.

     (8) Any modification to or deviation from the sprinkler system to be provided by Landlord as part of the Base Building Condition.

     (9) Any special construction as shown on the Plans and Specifications approved by the Landlord.

     (10)  Tenant's identification sign(s).

     (11) Tenant's communication and telephone equipment and installation thereof.

           The Layout Work comprises the completed construction and installation required to fully complete the leasehold improvements required by or shown on the Plans and Specifications (including any amendments, additions, or changes to said Plans and Specifications) and includes all labor and services necessary to timely and fully produce such construction and installation, and all materials and equipment incorporated, or to be incorporated, in such construction or installation (including any labor, materials, or services furnished pursuant to any change orders or in accordance with any other changes, modifications, or additions to construction). The Layout Work shall be performed by Landlord's contractors as provided in Paragraph 5 below.

          (i)  Substantial Completion.  The term "Substantial Completion" shall
               ----------------------
mean the earlier of (i) the date when all of the Base Building Work and Layout Work shall have been completed, except for Punch List Items, or (ii) the date when the Base Building Work and Layout Work would have been so completed to such an extent but for delays caused by Tenant.

          (j)  Punch List Items.  The term "Punch List Items" shall mean details
               ----------------
of construction, decoration and mechanical adjustment which, in the aggregate, are minor in character and do not interfere with Tenant's use or enjoyment of the Demised Premises.

     2.  BASE BUILDING WORK.
         ------------------

         Landlord agrees to pursue the Base Building Work with due diligence and continuity so as to cause Substantial Completion to occur as soon as practicable under the circumstances, with a goal of achieving Substantial Completion on or before April 1, 2000 (subject to force majeure and subject to delays caused by Tenant).

     3.  PLANS AND SPECIFICATIONS.
         ------------------------

         Tenant shall cause the Plans and Specifications to be prepared by Tenant's Architect and delivered to Landlord on or before the Plan Delivery Date.

     4.  CONSTRUCTION ALLOWANCE.
         ----------------------

         Tenant shall be responsible for the payment of all costs of the Layout Work to the extent such costs exceed the Construction Allowance provided by Landlord. Landlord will provide the Construction

Allowance described in Article 1(l) of this Lease, and Tenant shall receive a credit for the Construction Allowance as provided in Paragraph 5(c) below.

     5.  PERFORMANCE OF LAYOUT WORK BY LANDLORD'S CONTRACTORS.  The performance
         ----------------------------------------------------
of the Layout Work shall be governed by this Paragraph 5.

         (a)  Performance by Landlord.  Landlord shall, through Landlord's
              -----------------------
     contractors, construct and install the Layout Work in a first-class manner in accordance with first-class construction standards. Tenant shall pay Landlord or Landlord's designee, as part of the cost of the Layout Work, a fee in the amount of $64,000.00 for Landlord's coordination and management of the construction and installation of the Layout Work. Landlord shall be obligated diligently to manage and coordinate the construction and installation of the Layout Work so that the Layout Work shall be substantially completed on a reasonable construction schedule, unless completion of the Layout Work is prevented by reason of delays caused by Tenant. Landlord shall cause its general contractor to obtain bids for the major portions of the Layout Work (e.g., HVAC and electrical) from reputable, bondable and qualified subcontractors selected by such general contractor and approved by Tenant and Tenant's Architect (Tenant agrees that such approval shall not be unreasonably withheld, conditioned or delayed). With respect to such contracts to which the sentence immediately preceding this sentence applies, notwithstanding that the general contractor shall be entitled to accept whichever bid the general contractor determines, there shall be included in the costs of the Layout Work for purposes of this Exhibit "D" only the costs which would have been incurred if the general contractor had chosen the lowest bid complying with all of the bid requirements from one of the qualified subcontractors.

         (b) Coordination Services. Tenant acknowledges that Landlord will not
             ---------------------
     act a general contractor for the Layout Work, and the manner in which Landlord will coordinate and supervise the construction of the Layout Work is described on Exhibit "D-2" attached hereto.

         (c) Payment of Costs of Layout Work. Tenant shall be responsible for
             -------------------------------
     all costs of the Layout Work in accordance with the Plans and Specifications, to the extent such costs exceed the Construction Allowance. Periodically after commencement of construction of the Layout Work, but not more frequently than monthly, Landlord shall submit to Tenant a billing for that portion of the costs of the Layout Work payable to the date of such billing. There shall be a credit against Tenant's obligation under each billing for the Construction Allowance, which credit shall be the lesser of
     (x) the product of (i) the quotient of the Construction Allowance divided by the total estimated cost of the Layout Work, times (ii) the amount of the billing in question, and (y) the unpaid Construction Allowance. Final adjustment of the credit for such Construction Allowance shall be made in connection with the final payment by Tenant to Landlord of the costs of such Layout Work. Tenant's failure to promptly pay any such billing within ten (10) days after receipt of such billing shall be deemed authorization for Landlord to instruct the contractor constructing and installing the Layout Work to stop work until such payment is made, together with any accrued interest and late fees attributable thereto. The payments due by Tenant to Landlord for costs of the Layout Work shall be deemed Additional Rental under this Lease. In the event that upon final completion of the Layout Work, there remains any unused Construction Allowance, then, at the option of Tenant, to be exercised by written notice to Landlord on or before the date sixty (60) days after the Rental Commencement Date, either
     (a) the unused Construction Allowance shall be credited dollar for dollar against Base Rental payments as they come due, or (b) Tenant shall submit to Landlord, on or before the date sixty (60) days after the Rental Commencement Date, a detailed statement including paid invoices showing the amounts paid by Tenant for relocation expenses (unreimbursed under, and not the subject of a reimbursement request under, Special Stipulation 9 of this Lease) or systems furniture installed in the Demised Premises, and Landlord shall pay to Tenant the amounts shown by such statement (and not previously paid by Landlord to Tenant), but in no event shall the aggregate of all such payments by Landlord to Tenant exceed the unused Construction Allowance.

     6.  CONSENT OF LANDLORD.
         -------------------

         Any approval or consent by Landlord of any of Tenant's plans, specifications, or other items to be submitted by Tenant to and/or reviewed by Landlord pursuant to this Exhibit "D" shall be deemed to be strictly limited to an acknowledgement of approval or consent by Landlord thereto and such approval or consent shall not constitute an assumption by Landlord of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply any representation, acknowledgement or warranty by Landlord that the design is safe, feasible or structurally sound or will comply with any legal or governmental requirements. Landlord's approval or consent shall be deemed to have been withheld unreasonably if it was withheld for any reason other than (i) non-compliance of Tenant's Plans and Specifications with governmental requirements, (ii) Tenant's Plans and Specifications will materially, adversely affect the structure or systems of the Building or the first class nature of the Project, (iii) the work required by such Tenant's Plans and Specifications would cause a delay in the completion of the Base Building Work, or (iv) Landlord's reasonable objections to the appearance of the improvements which will be visible from the exterior of the Building.

                                 EXHIBIT "D-1"
                                 -------------

                           PLANS AND SPECIFICATIONS

                                 EXHIBIT "D-2"
                                 -------------

                    COORDINATION OF LAYOUT WORK BY LANDLORD


  Landlord will provide the following services:

     1. Meet with Tenant and Tenant's Architect to determine Tenant's work requirements, design package and plans, which include, but are not limited to:

          (a)  Floor Plan
          (b)  Reflected Ceiling Plans
          (c)  Architectural Details
          (d)  Electrical
          (e)  Mechanical/Plumbing

     2. Review the architectural and engineering plans, drawings, and specifications, and advise and make recommendations to Tenant and Tenant's Architect with respect to such factors as construction feasibility, possible economies, availability of materials and labor, time requirements for procurement and construction, and projected costs. Assist in the coordination of all sections of the drawings and specifications, without, however, assuming any of Tenant's Architect's responsibilities for design.

     3. Consult with, advise, assist and make recommendations to Tenant and Tenant's Architect on all aspects of planning for the construction of Tenant improvements.

     4. Make recommendations to Tenant and Tenant's Architect regarding the division of work in the Plans and Specifications to facilitate the awarding of trade contracts, taking into consideration such factors as time of performance, availability of labor, overlapping trade jurisdictions, provisions for temporary facilities, etc.

     5. Review Plans and Specifications with Tenant's Architect to eliminate areas of conflict and overlapping in the work to be performed by the various trade contractors.

     6. Recommend for purchase and expedite the procurement of long-lead items to insure their delivery by the required dates.

     7. After receiving final construction drawings, proceed to secure competitive bids, as follows:

          (a) Evaluate all bidders as to their acceptability prior to being asked to bid each job and advise Tenant of this evaluation.

          (b) Invite a minimum of three (3) competitive bids from each of the following trades:

               (1) Architectural Work - including partitions, doors, hardware, carpentry work (excluding fine millwork), painting, wall covering, ceiling, sprinkler, plumbing, general condition, etc.

               (2)  Fine Millwork
               (3)  All Electrical
               (4)  All Mechanical
               (5)  All Floor Coverings

               (6) All other trades designated by Tenant or Tenant's Architect as requiring competitive bids.

          (c) Issue complete copies of all construction drawings, with all specifications necessary for the contractor to give a detailed statement of cost to complete the project.

          (d) Deviation from the three bid procedure may be taken at Tenant's request.

     8. Establish a construction schedule for Tenant's review and reasonable approval, which approval Tenant shall be deemed to have given if Tenant does not notify Landlord of any objections within five (5) business days of Tenant's receipt thereof from Landlord. Closely monitor the schedule during the construction phase and be responsible for providing all parties with periodic reports as to the status of the work with respect to the construction schedule.

     9. Coordinate the work of all trades as well as the architects and engineers, including without limitation relocation of sprinkler heads and relocation of HVAC supply and returns. (Landlord in this instance is providing services normally provided by a general contractor).

     10. Provide a competent project manager to coordinate and provide general direction of the work and the trade contractors.

     11. Establish on-site organization, lines of authority, and procedures for coordination among Tenant, Tenant's Architect, consultants, and engineers, Tenant's contractors and subcontractors, Landlord's project contractor and subcontractors, and Landlord's architect, consultants, and engineers with respect to the Layout Work and implement such procedures.

     12. In cooperation with Tenant's Architect, establish and implement procedures to be followed for expediting and processing all shop drawings, catalogs, and other papers and drawings.

     13. Establish effective programs relating to safety, job site records, labor relations, EEO, and progress reports.

     14. Continually review all construction work to ensure quality of work and contractual terms, and coordinate with Tenant any changes necessary and/or requested after construction starts.

     15. Review and process all applications for payment by trade contractors and material suppliers.

     16. Make recommendations for and process requests for changes in the work and maintain records of change orders.

     17. Prepare a final punchlist after inspection of the Demised Premises in conjunction with Tenant's Architect and Tenant.

     18.  Supervise completion of all punchlist items.

     Tenant understands that Landlord may not directly employ personnel to carry out its duties as required above and may perform its duties through a contractor or developer selected by Landlord, but there will not be any additional cost or fee to be paid by Tenant.

                                 EXHIBIT "D-3"
                                 -------------

                              MATERIALS STANDARDS

Building Lobby:       hard surface finished flooring (e.g., porcelain pavers);
                      polished stainless steel elevator doors and frames;
                      2500 lb, 125 fpm elevators; drywall ceilings and wall sconce lighting; drywall columns and reveals; painted or stained wood base; and fabric wall panels.

Tenant Office Areas:  2' x 2' 5/8" reveal edge tile at 9'0" AFF; 15/16" ceiling grid 2' x 2' module; 2 x 4 three tube deep cell parabolic fluorescent lights with electronic ballast and T8 lamps; elevator doors and frames at each floor factory primed steel, center opening.

Toilet Rooms:   wet walls to have full height 4" x 4" ceramic tiles of
                manufacturer standard colors, borders and field; other walls to be water resistant gypboard with vinyl wall covering; floors of 2" x 2" unglazed ceramic tile; toilet partitions and privacy screens with factory plastic laminate; full width mirror over solid surface lavatory tops with recessed stainless accessories.

HVAC:           Trane, Carrier, or equal.

Elevators:      2 x 3500 lb hydraulic passenger elevators; 1 x 4500 lb freight elevator; Dover or equal.

Miscellaneous:  Window blinds, horizontal 1" mini style; full height doors and welded frames for Base Building doors.

                                  EXHIBIT "E"
                                  -----------

                          BUILDING STANDARD SERVICES


     Landlord shall furnish the following services to Tenant during the Lease Term (the "Building Standard Services"):

     (a) Common-use restrooms (with cold and tempered domestic water) and toilets at the locations provided for in the Base Building Plans.

     (b) Subject to curtailment as required by governmental laws, rules or mandatory regulations and subject to the design conditions set forth in paragraph 1(b)(11) of Exhibit "D" attached hereto, central heat and air
                      -----------
conditioning in season, at such temperatures and in such amounts as are in keeping with the standards of Class "A" suburban multi-tenant office buildings comparable to the Building in the metropolitan Richmond, Virginia area. Such heating and air conditioning shall be furnished between 7:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and between 8:00 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays, as defined below (the "Building Operating Hours").

     Upon one (1) day's prior notice by Tenant given during Building Operating Hours, Landlord will furnish such air conditioning and heating at other times (that is, other than the times specified above), in which case Tenant shall reimburse Landlord for all costs of such heating and air conditioning during days and times other than the Building Operating Hours. Any sums due hereunder from Tenant shall be paid by Tenant to Landlord together with the installment of Base Rental which is due next following receipt by Tenant of a billing from Landlord for such sums.

     (c) Electric lighting service for all public areas and special service areas of the Building in the manner and to the extent reasonably deemed by Landlord to be in keeping with the standards of Class "A" suburban multi-tenant office buildings comparable to the Building in the metropolitan Richmond, Virginia area.

     (d) Janitor service shall be provided five (5) days per week, exclusive of Holidays (as hereinbelow defined), in a manner that Landlord reasonably deems to be consistent with the standards of Class "A" suburban multi-tenant office buildings comparable to the Building in the metropolitan Richmond, Virginia area, and in accordance with the standards set forth on Exhibit "E-1" attached
                                                        -------------
hereto. In the event any special cleaning services are required for special non-office space (and which are not required for office space), any incremental cost of providing such special cleaning services shall be borne solely by Tenant, and shall be paid by Tenant to Landlord as additional rent.

     (e) Sufficient electrical capacity to operate lights, typewriters, calculating machines, photocopying machines, personal computers and other machines of the same low voltage electrical consumption.

     Should Tenant's total rated electrical design load exceed 7.0 watts per rentable square foot lighting and power load, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the Building Standard circuits, Landlord will (at Tenant's expense) install such additional circuits and associated high voltage panels and/or additional low voltage panels with associated transformers (which additional circuits, panels and transformers shall be hereinafter referred to as the "Additional Electrical Equipment"). If the Additional Electrical Equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building Standard rated electrical design load, then a meter shall also be added (at Tenant's expense) to measure the electricity used through the Additional Electrical Equipment.

     The design and installation of any Additional Electrical Equipment (or any related meter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld). All expenses incurred by Landlord in connection with the review and approval of any Additional Electrical Equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay on demand the actual metered cost of electricity consumed through the Additional Electrical Equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering thereof.

     If any of Tenant's electrical equipment requires conditioned air in excess of Building Standard air conditioning, the same shall be installed by Landlord (on Tenant's behalf), and Tenant shall pay all design, installation, metering and operating costs relating thereto.

     If Tenant requires that certain areas within Tenant's Demised Premises must operate in excess of the normal Building Operating Hours (as hereinabove defined), the electrical service to such areas shall be separately circuited and metered (at Tenant's expense) such that Tenant shall be billed the costs associated with electricity consumed during hours other than Building Operating Hours.

     (f) All Building Standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in public areas, toilet and restroom areas, and stairwells.

     To the extent the services described above require electricity and water supplied by public utilities, Landlord's covenants thereunder shall only impose on Landlord the obligation to use its reasonable efforts to cause the applicable public utilities to furnish same. Except for deliberate and willful acts of Landlord, failure by Landlord to furnish the services described herein, or any cessation thereof, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery, for any cause, fail to operate, or function properly, Tenant shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, Landlord agrees to use reasonable efforts to promptly repair said equipment or machinery and to restore said services during normal business hours.

     The following dates shall constitute "Holidays" as that term is used in this Lease: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas, and any other holiday generally recognized as such by landlords of office space in the Richmond, Virginia office market, as determined by Landlord in good faith. If in the case of any specific holiday mentioned in the preceding sentence, a different day shall be observed than the respective day mentioned, then that day which constitutes the day observed by national banks in Richmond, Virginia on account of said holiday shall constitute the Holiday under this Lease.

                                  EXHIBIT "F"
                                  -----------

                             Special Stipulations

1.  EXTENSION OPTIONS.

     (a) Tenant is hereby granted options to extend the Lease Term for two (2) successive additional periods of three (3) years each (each such additional period being herein referred to as an "Extended Term") by giving written notice of such extension to Landlord at least twelve (12) months prior to the expiration of the initial Lease Term or the then current Extended Term, as the case may be. Tenant shall have the right to exercise these options to extend provided that on the date of such exercise no default or event of default under this Lease then exists. Each Extended Term shall be upon all of the same terms, covenants and conditions of this Lease then applicable except that the Base Rental Rate during the Extended Terms shall be the "Market Rate" (as hereinafter defined), and except that after the exercise of the option for the first Extended Term, Tenant shall have only one (1) option to extend, and after the exercise of the option for the second Extended Term, Tenant shall have no further options to extend the Lease Term. The term "Lease Term" as used in this Lease shall mean the initial Lease Term and any Extended Term which may become effective. For purposes of this Special Stipulation, "Market Rate" shall mean the annual effective rental rate per square foot of rentable floor area then being charged by landlords under new leases of office space in that portion of the metropolitan Richmond, Virginia market that is located south of the James
                  ------------------
River and west of I-95 for space similar to the Demised Premises in a building of comparable quality and with comparable parking and other amenities. In determining the Market Rate, Landlord and Tenant (and any appraisers, if applicable) shall take into account the fact that Tenant shall pay Tenant's share of the Operating Expenses. Also, in determining the Market Rental Rate, Landlord and Tenant (and any appraisers, if applicable) shall compare actual rental rates only (after making appropriate adjustments resulting from the foregoing facts) and shall take into consideration any discounts, allowances, free rent, remodeling credits, construction allowances and other concessions and inducements granted by other landlords.

     (b) Tenant may not assign the options to extend under Special Stipulation 1(a) to any subtenant of the Demised Premises or any assignee of this Lease other than the Joint Venture or an "Affiliate" (as hereinafter defined), nor may any such subtenant or assignee other than an Affiliate or the Joint Venture exercise the options to extend. "Affiliate" shall mean an entity which is more than fifty percent (50%) owned, directly or indirectly, by Tenant, or an entity which directly or indirectly owns more than fifty percent (50%) of Tenant, or an entity which is more than fifty percent (50%) owned, directly or indirectly, by an entity which itself owns, directly or indirectly, more than fifty percent (50%) of Tenant.

     (c) In the event Landlord and Tenant are unable to agree on the Market Rate for the Demised Premises on or before the first day of the applicable Extended Term, then, within ten (10) days after that date, each party shall appoint and employ, at its cost, a real estate appraiser [who shall be a member of the American Institute of Real Estate Appraisers (MAI) or be a Counselor of Real Estate (a member of the American Society of Real Estate Counsellors) and who shall have at least ten (10) years of full-time commercial appraisal experience in the Richmond area and who is not affiliated with either party hereto] to appraise and establish the Market Rate for the Demised Premises. The two appraisers, thus appointed, shall meet promptly and attempt to agree on such rate. In the event one party fails to appoint an appraiser, the other designated appraiser shall independently determine the Market Rate for the Demised Premises in accordance herewith. If they are unable to agree within twenty (20) days after the last of them has been appointed, they shall attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the last date on which the two appraisers were given to agree. If they are unable to agree on the third appraiser, either of the parties, after giving five (5) days notice to the other, may apply to the presiding judge of the __________ Court of Chesterfield County, Virginia, for the selection of a third appraiser meeting the qualifications stated above. Each of the parties shall bear one-half of the cost of the appointment of the third appraiser, and each of the appraisers shall make a determination of Market Rate for the Demised Premises. The appraisal that is farthest from the middle appraisal shall be disregarded and the remaining two appraisals shall be averaged in order to establish such rate; provided, however, if the low appraisal and/or the high appraisal are equidistant from the middle appraisal, all three appraisals shall be averaged. After the Market Rate for the Demised Premises has been established, the appraisers shall immediately notify the parties in writing and such Market Rate for the Demised Premises shall be binding upon the parties for the applicable Extended Term. In the event the Market Rate for the Demised Premises has not been finally determined by the appraisers prior to the first day of the Extended Term, Tenant shall pay Base Rental at the rate in effect immediately prior to the first day of the Extended Term, with appropriate adjustment to be made within thirty (30) days following conclusion of the determination of Market Rate.


2.  REFUSAL RIGHT

Prior to December 31, 1999, Landlord will not lease any space in the Building other than to Tenant. "Refusal Period" shall mean the period beginning on December 31, 1999, and ending on the last day of the third Lease Year. Provided and on the condition that there is no uncured default of Tenant then existing, Tenant shall have, during the Refusal Period, a right of refusal (the "Refusal Right"), subject to and upon the terms and conditions set forth below, to all remaining rentable space in the Building (other than the Demised Premises) and designated on Exhibit "G" attached hereto and by reference made a part hereof
              -----------
(the "Refusal Space"). "Refusal Space" does not include any space leased by Tenant pursuant to Special Stipulation 8. Prior to entering into a lease with any other party of any of the Refusal Space, Landlord shall notify Tenant that it intends to enter into such lease and the economic terms of such proposed lease (a "Refusal Notice"). Tenant shall have the right to exercise its Refusal Right to add the space identified in the Refusal Notice to the Demised Premises [with such space subject to all the terms and conditions of this Lease, provided, however, that with respect to such Refusal Space the Base Rental and other charges, and any allowances (such as but not limited to tenant improvement allowance, redecoration allowance, furniture allowance, and plan preparation allowance), shall be solely as set forth in the Refusal Notice (provided, however, that if the remaining initial Term of this Lease is less than 84 months at the Rental Commencement Date for such Refusal Space, then all such allowances shall be multiplied by a fraction, the numerator of which is the number of whole months remaining in the initial Term of this Lease at the Rental Commencement Date for such Refusal Space, and the denominator of which is 84)], by giving notice thereof to Landlord (the "Exercise Notice") within three (3) business days after the date Tenant receives the Refusal Notice. If Tenant does not so exercise its Refusal Right within such three (3) business day period, Landlord shall have the right to lease the Refusal Space identified in the Refusal Notice free and clear of any further rights of Tenant under this Special Stipulation 2, except that, after the expiration of any such lease to another party (or if no such lease is executed within 150 days after the expiration of such three business day period, then upon the 151st day after the expiration of such three business day period), such Refusal Space will again become subject to Tenant's Refusal Right in accordance with the provisions of this Special Stipulation 2; further provided, that if the effective annual base rental under such proposed lease is decreased by more than $0.25 per square foot of Rentable Floor Area, or if the improvement allowance under such proposed lease is increased by more than $1.00 per square foot of Rentable Floor Area, then, prior to entering into such proposed lease, Landlord must give a new Refusal Notice with respect thereto. In the event Tenant exercises its Refusal Right with respect to any Refusal Space, and the applicable Refusal Notice provides for Landlord to initially construct the tenant improvements in such Refusal Space, Landlord and Tenant shall proceed with diligence and continuity to prepare such Refusal Space for Tenant's occupancy in accordance with the provisions of this Lease applicable to the initial construction of the Demised Premises, except that the Construction Allowance per usable square foot of such Refusal Space shall be as set forth in the applicable Refusal Notice. In the event Tenant exercises a Refusal Right, as of the date (the "Rental Commencement Date for the applicable Refusal Space") which, unless otherwise agreed to, is the earlier to occur of (i) the date upon which Tenant occupies such Refusal Space for the conduct of Tenant's business (for purposes hereof, Tenant shall not be deemed to be occupying such Refusal Space for the conduct of its business merely by moving furniture and equipment into such Refusal Space), or (ii) or (ii) the date seven days after the date upon which Landlord tenders such Refusal Space to Tenant after substantial completion of construction of such Refusal Space substantially in accordance with the provisions of this Special Stipulation 2 [provided, however, that if Landlord is delayed in substantially completing such Refusal Space as a result of delays due to force majeure (as defined in Article 36 of this Lease), then the date set forth in item (ii) above shall be the date upon which, but for such delays, Landlord would have tendered such Refusal Space to Tenant after substantial completion of construction of such Refusal Space substantially in accordance with the provisions of this Special Stipulation 2], or (iii) in the event that the applicable Refusal Notice provides that Tenant is to construct or cause to be constructed the tenant improvements in such Refusal Space, the date seven days (or such longer period as is specified in the applicable Refusal Notice) after the date upon which Landlord tenders such Refusal Space to Tenant for commencement of construction of the tenant improvements, the Base Rental and other charges payable hereunder shall be increased based upon the terms set forth in the applicable Refusal Notice and the number of square feet of Rentable Floor Area added to the Demised Premises, and the Demised Premises shall be deemed to include such Refusal Space for the term applicable thereto as set forth in the applicable Refusal Notice. Such Refusal Space shall be deemed to be substantially completed upon the occurrence of all of the following: (I) issuance by the appropriate governmental authorities of a Certificate of Occupancy for such Refusal Space, and (II) issuance of a certificate of substantial completion by Landlord's architect in favor of both Landlord and Tenant certifying that the only remaining items of incomplete or defective work are items which are typically considered to be "punch-list" work in connection with comparable construction projects in the metropolitan Richmond, Virginia, area, and (III) delivery to Tenant of copies of such certificates referenced in (I) and (II) above. During the course of construction of the improvements in such Refusal Space to be constructed pursuant to this Special Stipulation 2, Landlord shall update Tenant during weekly construction meetings on the status of construction, the anticipated completion date, and any delays in such construction. In the event Tenant exercises a Refusal Right during any extension of the Lease Term pursuant to this Special Stipulation 2, as of the date Landlord gives possession of the Refusal Space to Tenant, the Base Rental and other charges payable hereunder shall be increased based upon the number of square feet of Rentable Floor Area of Refusal Space added to the Demised Premises, and the Demised Premises shall be deemed to include the Refusal Space. Within ten (10) days after the addition of any Refusal Space to the Demised Premises, Landlord and Tenant shall enter into an amendment evidencing the addition, but the failure or refusal of Tenant to enter into an amendment shall not impair or negate the exercise of the option or relieve Tenant of any of its obligations with respect to the Refusal Space added to the Demised Premises.


3.  PARKING

     (a) The Building shall have a minimum of 495 parking spaces in the parking area adjacent to the Building. Landlord will provide to Tenant, without charge, unassigned parking in the parking area adjacent to the Building for the Lease Term; provided, however, that the total parking available for Tenant without charge shall be five (5) spaces per one thousand (1000) square feet of Rentable Floor Area contained in the Demised Premises.

     (b) Landlord may make, modify and enforce (by ticketing, towing or otherwise) reasonable rules and regulations relating to the parking of vehicles in the parking areas, and Tenant agrees to abide by any such rules and regulations. Tenant's failure to abide by any such rules and regulations after written notice by Landlord to Tenant and expiration of any applicable cure period, if any, shall constitute a default by Tenant under this Lease.

4.  BUILDING SIGN

     So long as Tenant shall occupy forty percent (40%) or more of the Rentable Floor Area of the Building, Tenant shall have the right to design and designate the location of one (1) monument-type sign naming the Building. Landlord shall bear $5,000 of the cost and Tenant any excess cost of purchasing and installing any monument-type sign. The cost of maintaining, repairing or replacing said monument-type sign shall be included within Operating Expenses. The monument-type sign shall be subject to the prior approval of Landlord as to size, materials and method of lighting and attachment, which approval shall not be unreasonably withheld. Tenant acknowledges that such sign must also comply with, and shall be installed only if permitted by, applicable laws and regulations of governmental authorities, and private restrictive covenants applicable to the Project. Tenant agrees that Tenant will not unreasonably withhold its consent to the placement of up to two (2) additional names of tenants on the monument-type sign. Tenant shall have the right, at Tenant's sole cost and expense, subject to applicable laws and regulations of governmental authorities, and private restrictive covenants applicable to the Project, and subject to the approval by Landlord, which approval shall not be unreasonably withheld, to install signs on the exterior of the Building [in the event and for so long as Tenant occupies fifty percent (50%) or more of the Rentable Floor Area of the Building, Tenant's signs shall be the only signs on the exterior of the Building (other than directional signs and signs required by laws, orders, ordinances, rules and regulations)]; all such signs installed by Tenant shall be maintained by Tenant at Tenant's sole cost and expense. If Tenant occupies more than 50% of the Rentable Floor Area of the Building, Tenant shall have the right to name the Building; provided, however, that if Tenant changes the name of the Building, Tenant will pay all costs associated with changing the name (including but not limited to all costs and expenses of changing the name on the Building and on any signs), and shall give Landlord not less than 180 days' prior notice of the change. The initial name of the Building shall be "ABB Centre at Waterford".


5.  COMMUNICATIONS

    (a) Subject to the terms and conditions as described below, Tenant shall have the right, at Tenant's sole cost and expense, to place on the roof of the Building a satellite antenna module (the "Antenna") and related hardware and cabling connected to the Demised Premises. Tenant shall not be charged any rent or other fees by Landlord in connection with the placement of the Antenna on the roof. The right of Tenant to install the Antenna is expressly conditioned upon the Antenna and related hardware and cabling not damaging or interfering with Landlord's roof warranty, communication devices or building systems or any antennas and related hardware and cabling which other tenants of the Building have installed or may install on the roof and Tenant hereby covenants and agrees that the Antenna and related hardware and cabling will not so interfere.

     (b) Tenant shall furnish detailed plans and specifications for the Antenna and related hardware and cabling to Landlord for Landlord's consent, which consent shall not be unreasonably withheld or delayed, provided Landlord may condition its consent by requiring that the Antenna be installed in the least conspicuous of all acceptable locations on which the Antenna might be located and that all components and elements thereof (except the terminal devices and structures) be concealed from view from within and without the Building. Upon the giving of such consent, the Antenna and related hardware and cabling shall be installed and maintained, at Tenant's sole cost and expense, by a contractor selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld or delayed. In the installation of the Antenna and related hardware and cabling, Tenant shall comply with all applicable laws, codes, ordinances and building and zoning rules and regulations and keep the Demised Premises and Building free and clear from liens arising from or related to Tenant's installation. Tenant shall consult with Landlord's roofing contractor to ensure that neither the integrity of the roof of the Building, nor Landlord's roof warranty, shall be negatively affected by the placement and installation of the Antenna and the walkway referred to in Special Stipulation 5(d) hereof. Tenant shall be entitled to use such portions of the Building as may be reasonably necessary for the installation, operation and maintenance of the Antenna and related hardware and cabling, and Tenant shall have reasonable access to such portions of the Building at all times throughout the Lease Term for such purposes; provided however, that except for the roof of the Building, any cables, conduits or other physical connections between the Antenna and the Demised Premises shall be concealed underground or within permanent walls, floors, columns and ceilings of the Building and in the shafts of the Building provided for such installations, not damaging the appearance of the Building or reducing the usable or rentable space of the Building, and provided further, that except for the roof and Demised Premises, any installation or maintenance work performed by Tenant or at Tenant's direction shall be performed without unreasonably interfering with Landlord's or any other tenant's use of the Building, and upon completion of such installation and maintenance (initially and from time to time) Tenant shall restore such portions of the Building to a condition reasonably comparable to that existing prior to such installation or maintenance. In addition, Tenant shall paint and maintain the Antenna in the color designated by Landlord.

     (c) Tenant shall be responsible for procuring and paying for all certificates, licenses, permits or approvals (including but not limited to approvals under or pursuant to private restrictive covenants applicable to the Project) which may be required for the installation, operation, use and maintenance of the Antenna and related hardware and cabling, and Landlord shall cooperate with Tenant, at Tenant's sole cost and expense, in procuring such licenses or permits, to the extent required by applicable law and private restrictive covenants applicable to the Project. Upon receiving a written request by Landlord, Tenant shall provide Landlord with documentation that Tenant has obtained all such certificates, licenses, permits and approvals. Landlord makes no warranties whatsoever as to the permissibility of the Antenna or systems under applicable laws or private restrictive covenants applicable to the Project. The Antenna and related hardware and cabling shall be installed, operated and maintained by Tenant, at Tenant's sole cost and expense, in such a manner as not to constitute a nuisance, or unreasonably interfere with the operations of other tenants of the Building or with the normal use of the area surrounding the Building by occupants thereof.

     (d) Tenant shall be responsible for installing and maintaining a walkway system to the Antenna in order to protect the roof of the Building. Tenant shall furnish plans and specifications for such walkway to Landlord for Landlord's consent, which consent shall not be unreasonably withheld or delayed.

     (e) Upon termination or expiration of the Lease, Tenant shall, at Tenant's sole cost and expense, remove the Antenna and related hardware and cabling installed by it pursuant to this First Amendment and shall repair and restore the Building to a condition comparable to that existing prior to such installation, normal wear and tear excepted.

     (f) Landlord reserves the right to relocate the Antenna and related hardware and cabling at Landlord's sole expense, provided such relocation, in the reasonable opinion of Tenant, shall have no material adverse impact on the same.

     (g) Tenant hereby indemnifies Landlord and agrees to hold Landlord harmless from and against any and all claims, liability, judgments, damages, cost and expenses (including reasonable attorney's fees) related to, resulting from, arising out of or caused by the installation, maintenance, operation or removal of the Antenna and related hardware and cabling. In addition, Tenant shall maintain in full force and effect throughout the Lease Term public liability, property damage, fire and extended coverage insurance in an amount sufficient to fully protect the Antenna and related hardware and cabling from fire or other loss or damage, as well as contractual insurance in an amount sufficient to fully protect Landlord from any loss or damage resulting from, arising out of or caused by the installation, maintenance, operation or removal of the Antenna and related hardware and cabling or by the exercise of Tenant's rights under this Special Stipulation 5.

6.  LAND ACQUISITION

     The parties acknowledge that Landlord has entered into an agreement for the purchase of the Land, and the obligations of the parties hereto are conditioned upon the acquisition of the Land by Landlord on or before July 1, 1999. In the event the Land is not acquired by Landlord on or before July 1, 1999, Tenant may elect by notice given on or before July 15, 1999, to terminate this Lease. Landlord shall furnish to Tenant within thirty (30) days following acquisition of the Land by Landlord a title insurance policy showing good and marketable title to the Land to be vested in Landlord, and not subject to any restrictions which would prevent the Demised Premises from being used for business offices. In the event such title policy does not show fee simple title vested in Landlord or reflects exceptions which would interfere with the use of the Demised Premises for business offices, and Tenant gives Landlord written notice (the "Objection Notice") of such restrictions or failure to show fee simple title within ten (10) days after Landlord furnished Tenant with such title policy, and Landlord is unable to cure such matters within thirty (30) days after the Objection Notice, Tenant shall have the option exercised by written notice (the "Termination Notice") given on or before the date forty (40) days after the Objection Notice of terminating this Lease effective as of the date five (5) days after the date of the Termination Notice.


7.  CONTRACTION OPTIONS

     (a) Tenant is hereby granted a one time option to terminate this Lease as of the third anniversary of the Rental Commencement Date as to a portion of the Demised Premises (the "Year 3 Contraction Space") containing not less than twelve thousand five hundred square feet of Rentable Floor Area and not more than thirteen thousand square feet of Rentable Floor Area. The Year 3 Contraction Space must be a currently leased portion of the Demised Premises as the same existed on December 31, 1999, and must be contiguous space located on a single floor providing close elevator access. In order to exercise such option to terminate as to the Year 3 Contraction Space, Tenant must give written notice to Landlord of the exercise by Tenant of such option to terminate at least seven
(7) months in advance of the third anniversary of the Rental Commencement Date (and the Lease Term as to the Year 3 Contraction Space shall be deemed to end on such third anniversary of the Rental Commencement Date); provided, however, that Tenant may give such written notice to Landlord less than seven months prior to the third anniversary of the Rental Commencement Date so long as Tenant includes with such notice payment to Landlord in good funds of an amount (the "Year 3 Notice Penalty"), in addition to and not in lieu of Base Rental and other sums due under this Lease, equal to (x) the sum of the next due installments of Base Rental, Tenant's Forecast Additional Rental and Additional Allowance multiplied by (y) seven reduced by the number of months (to the next lowest whole month) in advance of the third anniversary Tenant gave Landlord the written notice of Tenant's exercise of Tenant's option to terminate as to the Year 3 Contraction Space (failure to include such amount in good funds shall render the purported notice ineffective), and such notice shall also constitute the agreement by Tenant to pay to Landlord, in immediately available funds, on or before the date thirty (30) days prior to the third anniversary of the Rental Commencement Date, in addition to and not in lieu of any Rent payable under this Lease an amount equal to the Year 3 Contraction Payment (as hereinafter defined). All Rent for the Year 3 Contraction Space shall be accounted for as of the termination date. Tenant shall have the right to exercise this option to terminate provided that on the date of such exercise no default and no event of default then exists. In the event Tenant gives such notice of termination, Tenant shall deliver to Landlord, on or before the date thirty (30) days prior to the third anniversary of the Rental Commencement Date, a termination fee (which shall be in addition to and not in lieu of any Rent payable under this Lease with respect to the Year 3 Contraction Space through the end of the Lease Term as shortened by Tenant's election of such option to terminate and in addition to and not in lieu of any Rent payable under this Lease through the end of the Lease Term with respect to the remainder of the Demised Premises) in an amount equal to the "Year 3 Contract Payment" determined as follows: (A) an amount equal to eight times the sum of the next due installments of Base Rental, Tenant's Forecast Additional Rental and Additional Allowance Rent, plus (B) the unamortized portions (as of the end of the 44th month following the Rental Commencement Date) of the Base Improvement Allowance, Additional Allowance and broker commission, each being amortized in equal monthly installments of principal and interest over the Initial Term at a rate of ten percent (10%) per annum. If Tenant fails to pay the Year 3 Contraction Payment on or before the date thirty days prior to the third anniversary of the Rental Commencement Date, the Lease shall not be terminated as to the Year 3 Contraction Space, and Landlord shall be entitled to retain any Year 3 Notice Penalty paid by Tenant.

     (b) In the event the Lease was terminated with respect to the Year 3 Contraction Space as provided in (a) above, Tenant is hereby granted a one time option to terminate this Lease as of the fifth anniversary of the Rental Commencement Date as to a portion of the Demised Premises (the "Year 5 Contraction Space") containing not less than twelve thousand five hundred square feet of Rentable Floor Area and not more than thirteen thousand square feet of Rentable Floor Area. The Year 5 Contraction Space must be a currently leased portion of the Demised Premises as the same existed on December 31, 1999, and must be contiguous space located on a single floor providing close elevator access. In order to exercise such option to terminate as to the Year 5 Contraction Space, Tenant must give written notice to Landlord of the exercise by Tenant of such option to terminate at least seven (7) months in advance of the fifth anniversary of the Rental Commencement Date (and the Lease Term as to the Year 5 Contraction Space shall be deemed to end on such fifth anniversary of the Rental Commencement Date; provided, however, that Tenant may give such written notice to Landlord less than seven months prior to the fifth anniversary of the Rental Commencement Date so long as Tenant includes with such notice payment to Landlord in good funds of an amount (the "Year 5 Notice Penalty"), in addition to and not in lieu of Base Rental and other sums due under this Lease, equal to (x) the sum of the next due installments of Base Rental, Tenant's Forecast Additional Rental and Additional Allowance multiplied by (y) seven reduced by the number of months (to the next lowest whole month) in advance of the fifth anniversary Tenant gave Landlord the written notice of Tenant's exercise of Tenant's option to terminate as to the Year 5 Contraction Space (failure to include such amount in good funds shall render the purported notice ineffective), and such notice shall also constitute the agreement by Tenant to pay to Landlord, in immediately available funds, on or before the date thirty
(30) days prior to the fifth anniversary of the Rental Commencement Date, in addition to and not in lieu of any Rent payable under this Lease an amount equal to the Year 5 Contraction Payment (as hereinafter defined). All Rent for the Year 5 Contraction Space shall be accounted for as of the termination date. Tenant shall have the right to exercise this option to terminate provided that on the date of such exercise no default and no event of default then exists. In the event Tenant gives such notice of termination, Tenant shall deliver to Landlord, on or before the date thirty (30) days prior to the fifth anniversary of the Rental Commencement Date, a termination fee (which shall be in addition to and not in lieu of any Rent payable under this Lease with respect to the Year 5 Contraction Space through the end of the Lease Term as shortened by Tenant's election of such option to terminate and in addition to and not in lieu of any Rent payable under this Lease through the end of the Lease Term with respect to the remainder of the Demised Premises) in an amount equal to the "Year 5 Contraction Payment" determined as follows: (A) an amount equal to six times the sum of the next due installments of Base Rental, Tenant's Forecast Additional Rental and Additional Allowance, plus (B) the unamortized portions (as of the end of the 66th month following the Rental Commencement Date) of the Base Improvement Allowance, Additional Allowance and broker commission, each being amortized in equal monthly installments of principal and interest over the Initial Term at a rate of ten percent (10%) per annum. If Tenant fails to pay the Year 5 Contraction Payment on or before the date thirty days prior to the fifth anniversary of the Rental Commencement Date, the Lease shall not be terminated as to the Year 5 Contraction Space, and Landlord shall be entitled to retain any Year 5 Notice Penalty paid by Tenant.

     (c) In the event Tenant does not exercise the right to terminate the Lease with respect to the Year 3 Contraction Space as provided in (a) above, Tenant is hereby granted a one time option to terminate this Lease as of the fifth anniversary of the Rental Commencement Date as to a portion of the Demised Premises (the "Year 5 Termination Space") containing not less than twenty four thousand five hundred square feet of Rentable Floor Area and not more than twenty five thousand five hundred square feet of Rentable Floor Area.

The Year 5 Termination Space must be a currently leased portion of the Demised Premises as the same existed on December 31, 1999, may be on multiple floors, but all space on a single floor must be contiguous space containing a minimum of 8,000 square feet of Rentable Floor Area providing close elevator access. In order to exercise such option to terminate as to the Year 5 Termination Space, Tenant must give written notice to Landlord of the exercise by Tenant of such option to terminate at least nine (9) months in advance of the fifth anniversary of the Rental Commencement Date (and the Lease Term as to the Year 5 Termination Space shall be deemed to end on such fifth anniversary of the Rental Commencement Date; provided, however, that Tenant may give such written notice to Landlord less than nine months prior to the fifth anniversary of the Rental Commencement Date so long as Tenant includes with such notice payment to Landlord in good funds of an amount (the "Year 5 Notice Penalty"), in addition to and not in lieu of Base Rental and other sums due under this Lease, equal to
(x) the sum of the next due installments of Base Rental, Tenant's Forecast Additional Rental and Additional Allowance multiplied by (y) nine reduced by the number of months (to the next lowest whole month) in advance of the fifth anniversary Tenant gave Landlord the written notice of Tenant's exercise of Tenant's option to terminate as to the Year 5 Termination Space (failure to include such amount in good funds shall render the purported notice ineffective), and such notice shall also constitute the agreement by Tenant to pay to Landlord, in immediately available funds, on or before the date thirty
(30) days prior to the fifth anniversary of the Rental Commencement Date, in addition to and not in lieu of any Rent payable under this Lease an amount equal to the Year 5 Termination Payment (as hereinafter defined). All Rent for the Year 5 Termination Space shall be accounted for as of the termination date. Tenant shall have the right to exercise this option to terminate provided that on the date of such exercise no default and no event of default then exists. In the event Tenant gives such notice of termination, Tenant shall deliver to Landlord, on or before the date thirty (30) days prior to the fifth anniversary of the Rental Commencement Date, a termination fee (which shall be in addition to and not in lieu of any Rent payable under this Lease with respect to the Year 5 Termination Space through the end of the Lease Term as shortened by Tenant's election of such option to terminate and in addition to and not in lieu of any Rent payable under this Lease through the end of the Lease Term with respect to the remainder of the Demised Premises) in an amount equal to the "Year 5 Termination Payment" determined as follows: (A) an amount equal to six times the sum of the next due installments of Base Rental, Tenant's Forecast Additional Rental and Additional Allowance, plus (B) the unamortized portions (as of the end of the 66th month following the Rental Commencement Date) of the Base Improvement Allowance, Additional Allowance and broker commission, each being amortized in equal monthly installments of principal and interest over the Initial Term at a rate of ten percent (10%) per annum. If Tenant fails to pay the Year 5 Termination Payment on or before the date thirty days prior to the fifth anniversary of the Rental Commencement Date, the Lease shall not be terminated as to the Year 5 Termination Space, and Landlord shall be entitled to retain any Year 5 Notice Penalty paid by Tenant.


8.  EXPANSION

     Provided and on the condition that there is no uncured default of Tenant then existing, Tenant shall have, during the period commencing on the date of this Lease and ending on the expiration of the Refusal Period, the option from time to time and at any time on or before the expiration of the Refusal Period to expand the Demised Premises by written notice to Landlord (the "Expansion Notice") on or before the expiration of the Refusal Period. The space added to the Demised Premises ("Expansion Space") shall be all or any portion of the Refusal Space which has not previously been added to the Demised Premises pursuant to this Special Stipulation 8 or pursuant to Special Stipulation 2; provided, however, that the portion of the Refusal Space not leased by Tenant (and not leased to others as permitted by Special Stipulation 2) must constitute a commercially reasonable leaseable unit as determined by Landlord's architect; and further provided, however, that the Expansion Space must not include any space with respect to which Landlord has given Landlord's Notice (as defined in Special Stipulation 2). The Expansion Notice must identify the applicable Expansion Space. Tenant shall pay Base Rental for the Expansion Space, commencing on the Rental Commencement

Date for the applicable Expansion Space, at the same rate per square foot of Rentable Floor Area applicable to the remainder of the Demised Premises, escalated annually at the same time and at the same percentages that such rate is escalated for the remainder of the Demised Premises. With respect to the Expansion Space, Tenant shall be obligated to pay Tenant's Forecast Additional Rental and Tenant's Additional Rental on the same basis as Tenant is obligated to make such payments with respect to the remainder of the Demised Premises. Accordingly, as of the Rental Commencement Date for the applicable Expansion Space, the applicable Expansion Space shall be added to the Demised Premises for all purposes in determining Tenant's Forecast Additional Rental and Tenant's Additional Rental. The Construction Allowance and Additional Allowance shall apply to each such Expansion Space; provided, however, that if the remaining initial Term of this Lease is less than 84 months at the Rental Commencement Date for such Expansion Space, then such allowances shall be multiplied by a fraction, the numerator of which is the number of whole months remaining in the initial Term of this Lease at the Rental Commencement Date for such Expansion Space, and the denominator of which is 84. The "Rental Commencement Date for the applicable Expansion Space" shall mean, unless otherwise agreed to, the earlier to occur of (i) the date upon which Tenant occupies such Expansion Space for the conduct of Tenant's business (for purposes hereof, Tenant shall not be deemed to be occupying such Expansion Space for the conduct of its business merely by moving furniture and equipment into such Expansion Space), or (ii) the date one hundred twenty (120) days after the date of the applicable Expansion Notice [unless the date of such Expansion Notice is prior to December 31, 1999, in which event the date under this item (ii) shall be the Rental Commencement Date for the Demised Premises].


9.  ADDITIONAL ALLOWANCE: FURNITURE, TELEPHONE, COMPUTER CABLING AND RELOCATION

     Upon written request of Tenant made on or before the date thirty (30) days after the Rental Commencement Date, Landlord shall make available to Tenant an amount equal to $6.00 multiplied by the Rentable Floor Area of the Demised Premises (the "Additional Allowance") as of December 31, 1999, to be used solely for (a) relocation expenses incurred by Tenant in connection with moving into the Demised Premises (and unreimbursed under, and not the subject of a reimbursement request under, Paragraph 5 of Exhibit "D" to this Lease), (b) the
                                            -----------
purchase by Tenant of telephone and computer cabling, and modular furniture installed in the Demised Premises, and (c) the costs of Layout Work in excess of the Construction Allowance. In the event that Tenant elects to use all or any portion of the Additional Allowance: (a) on or before the date sixty (60) days from the Rental Commencement Date, Tenant shall submit to Landlord a detailed statement including paid invoices showing the amounts paid by Tenant for (a) relocation expenses incurred by Tenant in connection with moving into the Demised Premises (and unreimbursed under, and not the subject of a reimbursement request under, Paragraph 5 of Exhibit "D" to this Lease), (b) the purchase by
                              -----------
Tenant of telephone and computer cabling, and modular furniture installed in the Demised Premises, and (c) the costs of Layout Work in excess of the Construction Allowance, and Landlord shall pay to Tenant the amounts shown by such statement (and not previously paid by Landlord to Tenant), but in no event shall the aggregate of all such payments by Landlord to Tenant exceed the Additional Allowance; and (b) Tenant shall pay to Landlord, in good funds, in monthly installments on the first of each month, an amount equal to the sum of (x) $0.0166 multiplied by the First Level Additional Allowance plus (y) $0.0175 multiplied by the Second Level Additional Allowance, and such installments shall be paid at the same time as installments of Base Rental pursuant to Article 6 of the Lease (but no commission shall be owed or due or payable to Brokers on account thereof). "First Level Additional Allowance" shall mean the amount of the Additional Allowance actually paid by Landlord to Tenant, not in excess of an amount equal to $4.00 multiplied by the Rentable Floor Area of the Demised Premises. "Second Level Additional Allowance" shall mean the amount of the Additional Allowance in excess of the First Level Additional Allowance actually paid by Landlord to Tenant. Landlord shall at all times have a valid first lien upon all of the telephone and computer cabling, and modular furniture with respect to which Tenant has purchased with or received reimbursement from the Additional Allowance to secure payment of Rent and other sums and charges due hereunder from Tenant to Landlord and to secure the performance by Tenant of each and all of the covenants, warranties, agreements and conditions hereof. Said telephone and computer cabling, and modular furniture shall not be removed from the Demised Premises without the consent of Landlord until all arrearage in Rent and other charges as well as any and all other sums of money due hereunder shall first have been paid and discharged and until this Lease and all of the covenants, conditions, agreements and provisions hereof have been fully performed by Tenant. Tenant shall from time to time execute any financing statements and other instruments necessary to perfect the security interest granted herein. The lien herein granted may be foreclosed in the manner and form provided by law for the foreclosure of security instruments or chattel mortgages, or in any other manner provided by law. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the State of Virginia.


10.  BASE RENTAL ADJUSTMENT

Landlord and Tenant acknowledge and agree that the $11.95 per square foot of Rentable Floor Area Base Rental Rate is based on a Project Cost of $11,036,139.00 (the "Estimate"), a copy of which is attached hereto as Exhibit
                                                                       -------
"H" and by reference made a part hereof.  To the extent that the actual Project
---
Cost is less than the Estimate, then the Base Rent Rate for the First Lease Year as set forth in Section shall be adjusted as of the Rent Commencement Date to an amount equal the Project Cost multiplied by .1054 and divided by the number of square feet of Rentable Floor Area of the Building. To the extent that the actual Project Cost is greater than the Estimate by virtue of either or both of the following (a) development decisions made, or consent to in writing, by Tenant (such as, but not limited to, making the Building exterior granite, or installing a third elevator), or (b) unknown conditions as of the date of the Estimate (such as but not limited to rock under the surface of the Land or off-site improvements required by Chesterfield County or other governmental entity), then the Base Rent Rate for the First Lease Year as set forth in Section shall be adjusted as of the Rent Commencement Date to an amount equal the Project Cost multiplied by .1054 and divided by the number of square feet of Rentable Floor Area of the Building. "Project Cost" shall mean all the actual costs incurred by Landlord, in good faith, directly related to the acquisition of the Land and the design, engineering and construction of the Building (including but not limited to the Construction Allowance, the Design Allowance, real estate commissions, the sum of $75,000.00 for holdover costs as defined in Special Stipulation 11, and the sum of $437,000.00 for allowances and commissions for the Building other than the initial Demised Premises consisting of 80,000 square feet of Rentable Area; such $437,000.00 figure is based on allowances of $20.00 per square foot of Rentable Area, a 6% brokerage commission, and the assumption that the Rentable Floor Area of the Building is 97,000 square feet, if the Rentable Floor Area of the Building is less than or greater than 97,000 square feet, the $437,000.00 figure and the Estimate shall be adjusted accordingly). Notwithstanding the foregoing, the following costs are specifically excluded from Project Cost: the Additional Allowance, costs attributable to actual delays in Substantial Completion of the Base Building Work caused by Landlord (except to the extent caused by Tenant's failure to perform its obligations as and when required), holdover costs in excess of $75,000.00 and allowances and commissions in excess of $437,000.00 (as adjusted as set forth above) for the Building other than the initial Demised Premises consisting of 80,000 square feet of Rentable Area.


11.  HOLDOVER COSTS

If the Demised Premises are not Substantially Complete on or before February 28, 2000, Landlord shall pay Tenant all holdover costs payable by Tenant under Tenant's current lease at 5309 Commonwealth Centre Parkway (the "Existing Lease") in excess of the rent and other sums which would have been due thereunder had the Existing Lease continued in effect after February 28, 2000, on the same terms and conditions (including without limitation rent) in effect immediately prior to February 28, 2000, for the period from March 1, 2000, to the date the Demised Premises are Substantially Complete. In no event shall "holdover costs" include consequential damages or lost business opportunities. Tenant agrees to use reasonable efforts to minimize the holdover costs. In the event the holdover costs paid by Landlord are less than $75,000.00, then the amount equal to $75,000.00 reduced by such holdover costs is called the "Holdover Surplus" and at Tenant's option, the Holdover Surplus shall be applied toward (a) the purchase by Tenant of telephone and computer cabling, and modular furniture installed in the Demised Premises (to the extent in excess of the Additional Allowance applied thereto), or (b) the costs of Layout Work in excess of the sum of the Construction Allowance and the Additional Allowance applied thereto.


12.  CONSEQUENTIAL DAMAGES

Neither Landlord, its agents, servants, employees, any other holder of any deed to secure debt or mortgage nor the lessor under any superior lease shall be liable to Tenant, or to Tenant's employees, agents, invitees, licensees, contractors or visitors, or to any other person, for any consequential damages of any nature. Neither Tenant, its agents, servants, employees, any other holder of any deed to secure debt or mortgage nor the lessor under any superior lease shall be liable to Landlord, or to Landlord's employees, agents, invitees, licensees, contractors or visitors, or to any other person, for any consequential damages of any nature.


13.  ACCESS

Tenant shall be permitted reasonable access to the Demised Premises as soon as the Layout Work shall, in Landlord's reasonable opinion, be sufficiently completed to permit commencement of Tenant's installation of telephone and computer cabling, modular furniture, fixtures, furnishings and equipment without undue interference with the completion of the Layout Work and in any event on or before the date approximately thirty days prior to the date of Substantial Completion, subject to extension on a day-for-day basis for delays caused by Tenant. The foregoing license for Tenant to enter the Demised Premises prior to Substantial Completion is conditioned upon Tenant's contractors and their laborers working in harmony with, and not materially interfering with, the Layout Work. Landlord shall not be liable for any injury, loss or damage occurring to Tenant's installations, as aforesaid, unless such damage is caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors.

                                  EXHIBIT "G"
                                  -----------

                                 Refusal Space

                                       61